UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-05399

THE NEW AMERICA HIGH INCOME FUND, INC.
(Exact name of registrant as specified in charter)

33 Broad Street, Boston, MA			02109
(Address of principal executive offices)			(Zip code)

Ellen E. Terry 33 Broad Street Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 263-6400

Date of fiscal year end:	December 31, 2021

Date of reporting period:	July 1, 2021 to December 31, 2021

Explanatory Note

On March 8, 2022, the undersigned registrant filed its Certified Shareholder Report on Form N-CSR for the annual period ended December 31, 2021.  The registrant hereby amends the original Certified Shareholder Report on Form N-CSR by supplementing Item 1, “Report to Stockholders,” to file an amended and restated audit opinion letter that includes reference to the Statement of Cash Flows and to include additional investment performance information.

This amendment does not reflect events occurring after the filing of the original Certified Shareholder Report on Form N-CSR for the annual period ended December 31, 2021, and, other than supplementing Item 1, “Reports to Stockholders,” as stated above, does not modify or update the disclosures in the original Certified Shareholder Report on Form N-CSR in any way.

Item 1.	Report to Stockholders

February 10, 2022

Dear Stockholder,

We are pleased to report to our stockholders on the results of The New America High Income Fund, Inc. (the "Fund") for the year ended December 31, 2021. The Fund's net asset value (the "NAV") per share was $9.78 as of December 31st. The market price for the Fund's shares ended the period at $9.33, representing a market price discount of approximately 4.6%. During the period, the Fund paid dividends totaling $0.6775 per share, which included a special dividend of $0.1275 per share. The dividend yield for a share of common stock purchased at the market price of $8.68 on December 31, 2020 was 7.81%. The dividend yield based upon the December 31, 2020 NAV of $9.79 was 6.92%.

As of December 31st, the Fund had outstanding borrowings of $84 million through its credit facility with the Bank of Nova Scotia (the "Facility"), unchanged from the level of borrowings on June 30th. At year-end, borrowings accounted for approximately 27% of the Fund's total assets. Amounts borrowed under the Facility bear interest at an adjustable rate based on a margin above the London Interbank Offered Rate ("LIBOR). The interest rate on the Facility at the end of the period was approximately 0.95%. The average rate on the Facility in 2021 was 0.97%, down from an average rate of 1.53% in 2020.

After a period of very low interest rates, the Federal Reserve (the "Fed") has indicated that a policy shift to higher rates is imminent. Investors are closely monitoring Fed statements about the pace and magnitude of potential increases in the Federal Funds rate and the impact of higher rates on the economy and fixed income securities. An increase in interest rates would increase the cost of the Fund's borrowings through the Facility and can be expected to result in increased bond price volatility. The Fund's investment adviser—T. Rowe Price Associates—discusses the market environment and its market outlook in detail below.

We remind our stockholders that there is no certainty that the dividend will remain at the current level. The dividend can be affected by portfolio results, the cost and amount of leverage, market conditions, how fully invested the portfolio is, and operating expenses, among other factors.

The Fund's leverage produces a higher dividend for stockholders than the same portfolio would produce without leverage. Leverage also magnifies the effects of price movements on the Fund's NAV per share. For the year ended December 31, 2021, in which the high yield bond market turned in a positive performance, leverage increased the Fund's total return. Of course, in an unfavorable market, leverage would decrease the Fund's total return.

	Total Returns for the Periods Ending December 31, 2021
	1 Year	3 Years Cumulative
The New America High Income Fund, Inc. (Stock Price and Dividends)*	15.62%	54.83%
The New America High Income Fund, Inc. (NAV and Dividends)*	7.46%	38.73%
Credit Suisse High Yield Index	5.50%	26.86%

Sources: Credit Suisse and The New America High Income Fund, Inc. Past performance is no guarantee of future results. Total return assumes the reinvestment of dividends. The Credit Suisse High Yield Index (the "Index") is an unmanaged index. Unlike the Fund, the Index has no trading activity, expenses or leverage.

*  Returns are historical and are calculated by determining the percentage change stock price or NAV with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Because the Fund's shares may trade at either a discount or premium to the Fund's NAV per share, returns based upon the stock price and dividends will tend to differ from those derived from the underlying change in NAV and dividends. The variance between the Fund's total return based on stock price and dividends and the total return based on the Fund's NAV and dividends is due to the narrowing of the stock price discount to the NAV over the last year.

Market Review

The global high yield market returned 5.50% in 2021, according to the Credit Suisse High Yield Index (the "Index").

In March, President Biden signed the $1.9 trillion American Rescue Plan Act into law. The accelerated vaccine rollout also seemed to provide a further boost to confidence as nearly one-third of Americans had received their first dose by the end of March. Case reports and hospitalizations began to fall sharply throughout the first quarter and many states began to reopen to various degrees. As they did, hiring resumed, particularly in the hospitality and leisure industry. The economic rebound and lingering supply chain disruptions led to price pressures in some parts of the economy, but overall inflation data remained muted in the first quarter.

In the second quarter, inflation pressures began to grow. Core (excluding food and energy) consumer prices jumped by 0.9% in April, the most in nearly four decades and roughly triple consensus estimates. For the most part, however, during the second quarter, investors seemed reassured by repeated statements from Fed officials that inflationary pressures were likely "transitory" and due mostly to pandemic-related supply constraints.

Investors kept a close eye on inflationary pressures throughout the third quarter. The June inflation data showed a sharp increase of 0.9% in headline and core consumer prices, almost twice consensus estimates. The 12-month increase in the core rate of 4.5% was the fastest since 1991. A number of factors were behind the spike in inflation, including the reopening of the economy, lingering supply chain problems, particularly soaring shipping costs, and the release of pent-up demand for travel and recreation. Diminishing fiscal stimulus hopes may have contributed to the market's weakness into the end of the third and into the fourth quarter. On August 10, the U.S. Senate passed a roughly $1 trillion bipartisan infrastructure package, including about $550 billion in new spending, that aims to rebuild traditional transportation infrastructure.

The coronavirus pandemic loomed large over sentiment throughout the fourth quarter. As the quarter came to an end, however, investors seemed reassured that the omicron variant appeared to cause milder symptoms than those with other variants and also appeared to be peaking rapidly in South Africa, where it was first discovered. In late November, Federal Reserve Chair Jerome Powell told a congressional committee that he no longer thought it was appropriate to refer to inflation as "transitory" following a series of upside inflation surprises. Data were soon released showing that consumer prices rose 6.8% in the 12 months ended in November, the biggest increase since 1982.

High yield bond issuance declined in each successive quarter in 2021, however, even excluding refinancing transactions, the year's net issuance of $193 billion easily eclipsed the record of $175 billion previously set in 2013, according to J.P. Morgan. Dominated by refinancings in the first quarter of 2021, the mix of issuance shifted meaningfully throughout the year. During the fourth quarter, merger and acquisition and leveraged buyout activity represented nearly a third of all high yield issuance. The J.P. Morgan par-weighted default rate decreased to 0.27% from 6.17% in December 2020.

Strategy Review

Security selection in the health care segment aided the Fund's relative performance, partly due to Avantor, a leading provider of product and service solutions to laboratory and production companies. Consistent demand for its products supports the company's performance, and management has continued to execute on its deleveraging strategy. The strength of the company's balance sheet should enable Avantor to move forward with strategic plans for vertically integrated merger and acquisition transactions.

Credit selection in the satellites segment added value, partly due to Intelsat, which operates the world's first globalized network, delivering high-quality, cost-effective video and broadband services. Our team has closely followed developments in this credit story for several years. When the company filed for bankruptcy in May 2020, we saw an excellent risk/reward opportunity in an investment in the company's secured bonds and loans, based on our fundamental view that the value of the core business is sufficient to cover the company's secured debt. A financial reorganization plan has been filed that could significantly reduce debt and pay down secured bonds and loans upon exit from bankruptcy, which we believe is imminent in early 2022.

After U.S. Treasuries experienced a sharp selloff in the first quarter, they rallied through the second and early part of the third quarter before another, more moderate selloff during the early part of the fourth quarter as the 10-year Treasury yield ended the year roughly 50 basis points higher than the start. Against this backdrop, the Fund's underweight to and security selection within the relatively more interest rate sensitive BB-rated segment of the high yield market was a top contributor to relative performance during the period.

The portfolio's investments in the Chinese building & real estate companies Shimao Group and Country Garden detracted from performance. We recognized the potential for higher default rates in the Chinese building and real estate industry and waited until after the default of China Evergrande before establishing positions in these two higher quality property developers that met China's heightened regulatory standards for property developers. During the fourth quarter, it appeared that all private sector property developers had lost the support of the government and liquidity across the sector became squeezed. We saw significant price volatility in developers that we believed were fundamentally stable and were slow to recognize our credit selection was fighting against a more powerful regulatory headwind.

Finally, given the rally in low quality and, in our view, fundamentally challenged credits that we did not own—particularly in the first half of the year—our risk-aware positioning within the CCC-rated & below segment of the high yield market was a headwind to the Fund's relative performance to the Index as low dollar bonds rallied from stressed levels.

Outlook

Fundamental conditions in the high yield market appear to be very favorable due to ample liquidity and interest coverage ratios that are at the best levels in a decade, which reinforce our benign default outlook. Leveraged loans currently compose a significant portion of primary issuance. From a technical perspective, this preference among issuers for bank borrowing creates a dearth of new high yield bond supply to meet investor demand and a supportive price backdrop for bonds in the secondary market.

After a record amount of investment-grade credits were downgraded and entered the high yield asset class in 2020, the market is in an upgrade cycle as the number of issuers to receive credit rating upgrades has exceeded downgrades for several consecutive quarters. This trend creates another supply/demand tailwind for the asset class. For context, $42 billion in high yield paper has left the high yield market in the form of rising stars in 2021 compared with just $10 billion in fallen angels.

Despite the broadly supportive backdrop, the high yield market faces the headwinds of historically expensive valuations and interest rate volatility. We expect the majority of total return in the year ahead to come from interest payments rather than capital appreciation. The portfolio has a higher average coupon compared with the Index and is less sensitive to interest rate changes due to our leveraged loan holdings. We believe these characteristics could continue to add value as central banks are expected to initiate rate hikes in 2022.

As always, we aim to deliver high current income while seeking to contain the volatility inherent in this market. Our team maintains a commitment to credit research and risk-conscious investing that has led to favorable returns for our high yield clients over various market cycles.

Sincerely,

Ellen E. Terry President The New America High Income Fund, Inc.	Rodney M. Rayburn Vice President T. Rowe Price Associates, Inc.

Past performance is no guarantee of future results. The views expressed in this update are as of the date of this letter. These views and any portfolio holdings discussed in the update are subject to change at any time based on market or other conditions. The Fund and T. Rowe Price Associates, Inc. disclaim any duty to update these views, which may not be relied upon as investment advice. In addition, references to specific companies' securities should not be regarded as investment recommendations or indicative of the Fund's portfolio as a whole.

The New America High Income Fund, Inc.

Industry Summary December 31, 2021 (Unaudited)	As a Percent of Total Investments*
Energy	12.18%
Healthcare	8.84%
Cable Operators	8.68%
Services	8.37%
Financial	7.70%
Automotive	5.91%
Broadcasting	5.86%
Utilities	4.92%
Gaming	4.27%
Wireless Communications	3.73%
Entertainment & Leisure	3.31%
Satellites	3.14%
Metals & Mining	3.07%
Airlines	3.04%
Information Technology	2.18%
Building & Real Estate	1.86%
Retail	1.49%
Aerospace & Defense	1.43%
Supermarkets	1.36%
Manufacturing	1.21%
Building Products	1.09%
Chemicals	1.07%
Food/Tobacco	1.00%
Other Telecommunications	0.94%
Restaurants	0.90%
Container	0.65%
Consumer Products	0.58%
Real Estate Investment Trust Securities	0.49%
Lodging	0.48%
Transportation	0.25%
Total Investments	100.00%

*  Percentages do not match the industry percentages in the Schedule of Investments because due to the Fund's leverage total investments exceed net assets by 1.36 times.

Moody's Investors Service Ratings (1) December 31, 2021 (Unaudited)	As a Percent of Total Investments
Baa1	0.17%
Baa2	0.20%
Baa3	2.25%
Total Baa	2.62%
Ba1	4.03%
Ba2	11.06%
Ba3	16.48%
Total Ba	31.57%
B1	13.64%
B2	15.89%
B3	11.34%
Total B	40.87%
Caa1	11.89%
Caa2	5.08%
Caa3	0.18%
Total Caa	17.15%
Ca	0.17%
Unrated	4.53%
Equity	3.09%
Total Investments	100.00%

(1)  SOURCE: Moody's Investors Service, Inc. This table compiles the ratings assigned by Moody's to the Fund's holdings.

The New America High Income Fund, Inc.

Performance Overview (Unaudited)

Average Annual Total Returns	One Year	Five Years	Ten Years
Fund at NAV	7.46%	7.83%	8.93%
Fund at Market Price	15.62%	8.39%	7.66%
Credit Suisse High Yield Index	5.50%	5.80%	6.50%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,00 in the Fund for the period indicated. For comparison, the same investment is shown in the Credit Suisse High Yield Index.

Sources: Credit Suisse and The New America High Income Fund, Inc. Past performance is no guarantee of future results. Total return assumes the reinvestment of dividends. The Credit Suisse High Yield Index (the "Index") is an unmanaged index. Unlike the Fund, the Index has no trading activity, expenses or leverage.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change stock price or NAV with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Because the Fund's shares may trade at either a discount or premium to the Fund's NAV per share, returns based upon the stock price and dividends will tend to differ from those derived from the underlying change in NAV and dividends.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2021 (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — 120.32% (d)(f)
Aerospace & Defense — 1.57%
$325	Bombardier, Inc., Senior Notes, 7.50%, 03/15/25 (g)	Caa1	$331
460	Bombardier, Inc., Senior Notes, 7.875%, 04/15/27 (g)	Caa1	475
1,830	Transdigm Holdings UK, plc, Senior Notes, 6.25%, 03/15/26 (g)	Ba3	1,899
115	Transdigm Holdings UK, plc, Senior Notes, 7.50%, 03/15/27	B3	120
730	Transdigm Holdings UK, plc, Senior Notes, 8%, 12/15/25 (g)	Ba3	768
			3,593
Airlines — 3.45%
265	Air Canada, Senior Notes, 4.625%, 08/15/29 (g) (CAD)	Ba2	209
355	American Airlines Inc., Senior Notes, 3.75%, 03/01/25 (g)	Caa1	332
925	American Airlines Inc., Senior Notes, 5.50%, 04/20/26 (g)	Ba2	962
1,015	American Airlines Inc., Senior Notes, 5.75%, 04/20/29 (g)	Ba2	1,086
1,460	American Airlines Inc., Senior Notes, 11.75%, 07/15/25 (g)	Ba3	1,801
495	Delta Airlines, Senior Notes, 4.75%, 10/20/28 (g)	Baa1	541
550	Delta Airlines, Senior Notes, 7%, 05/01/25 (g)	Baa2	630
725	Delta Airlines, Senior Notes, 7.375%, 01/15/26	Baa3	854
285	Hawaiian Miles Loyalty, Ltd., Senior Notes, 5.75%, 01/20/26 (g)	Ba3	299
760	Mileage Plus Holdings, LLC, Senior Notes, 6.50%, 06/20/27 (g)	Baa3	811
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$355	United Airlines Holdings, Inc., Senior Notes, 4.625%, 04/15/29 (g)	Ba1	$367
			7,892
Automotive — 8.03%
315	Asbury Automotive Group, Inc., Senior Notes, 4.625%, 11/15/29 (g)	B1	321
365	Asbury Automotive Group, Inc., Senior Notes, 5%, 02/15/32 (g)	B1	376
3,215	Clarios Global LP, Senior Notes, 8.50%, 05/15/27 (g)	Caa1	3,400
76	Clarios Global LP, Senior Secured Notes, 6.25%, 05/15/26 (g)	B1	80
455	Dana Inc., Senior Notes, 5.625%, 06/15/28	B1	483
335	Dornoch Debt Merger, Senior Notes, 6.625%, 10/15/29 (g)	Caa1	332
70	Ford Motor Company, Senior Notes, 7.45%, 07/16/31	Ba2	95
1,185	Ford Motor Company, Senior Notes, 9%, 04/22/25	Ba2	1,448
480	Ford Motor Credit Company, LLC, Senior Notes, 9.625%, 04/22/30	Ba2	702
1,488	Goodyear Tire and Rubber Company, Senior Notes, 5%, 07/15/29 (g)	B2	1,587
620	Goodyear Tire and Rubber Company, Senior Notes, 5.25%, 07/15/31 (g)	B2	670
305	Jaguar land Rover Automotive Plc, Senior Notes, 5.875%, 01/15/28 (g)	B1	311
445	Jaguar land Rover Automotive Plc, Senior Notes, 7.75%, 10/15/25 (g)	B1	480
535	LCM Investments Holdings II, LLC, Senior Notes, 4.875%, 05/01/29 (g)	B2	547

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2021 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$435	Meritor, Inc., Senior Notes, 6.25%, 06/01/25 (g)	B1	$453
635	Metis Merger, LLC, Senior Notes, 6.50%, 05/15/29 (g)	Caa2	616
3,500	Rivian Holdings LLC, Senior Notes, 6.625%, 10/15/26, Acquisition Date 10/8/21, cost 3,431 (g)(i)	(e)	3,649
915	Tenneco Inc., Senior Notes, 5%, 07/15/26	Caa1	883
960	Tenneco Inc., Senior Notes, 5.125%, 04/15/29 (g)	Ba3	938
285	Tenneco Inc., Senior Notes, 5.375%, 12/15/24	Caa1	282
645	Tenneco Inc., Senior Notes, 7.875%, 01/15/29 (g)	Ba3	698
			18,351
Broadcasting — 7.95%
365	Clear Channel Outdoor Holdings, Inc., Senior Notes, 5.125%, 08/15/27 (g)	B1	376
540	Clear Channel Outdoor Holdings, Inc., Senior Notes, 7.50%, 06/01/29 (g)	Caa2	575
1,080	Clear Channel Outdoor Holdings, Inc., Senior Notes, 7.75%, 04/15/28 (g)	Caa2	1,158
85	Diamond Sports Group, LLC, Senior Notes, 5.375%, 08/15/26 (g)	Caa1	43
765	Diamond Sports Group, LLC, Senior Notes, 6.625%, 08/15/27 (g)	Ca	216
680	Gray Escrow II, Inc., Senior Notes, 5.375%, 11/15/31 (g)	B3	699
5,169	iHeart Communications, Inc., Senior Notes, 8.375%, 05/01/27	Caa1	5,453
1,570	Midas Opco Holdings LLC, Senior Notes, 5.625%, 08/15/29 (g)	B3	1,605
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$310	Lions Gate Capital Holdings, LLC, Senior Notes, 5.50%, 04/15/29 (g)	B3	$314
355	Nexstar Broadcasting, Inc., Senior Notes, 4.75%, 11/01/28 (g)	B2	362
170	Nielsen Finance LLC, Senior Notes, 4.50%, 07/15/29 (g)	B2	167
220	Nielsen Finance LLC, Senior Notes, 4.75%, 07/15/31 (g)	B2	218
450	Nielsen Finance LLC, Senior Notes, 5.625%, 10/01/28 (g)	B2	464
145	Outfront Media Capital, LLC, Senior Notes, 4.25%, 01/15/29 (g)	B2	144
480	Sirius XM Radio, Inc., Senior Notes, 3.875%, 09/01/31 (g)	Ba3	470
1,285	Sirius XM Radio, Inc., Senior Notes, 4%, 07/15/28 (g)	Ba3	1,291
620	Sirius XM Radio, Inc., Senior Notes, 5%, 08/01/27 (g)	Ba3	642
425	Sirius XM Radio, Inc., Senior Notes, 4.125%, 07/01/30 (g)	Ba3	426
1,130	Terrier Media Buyer, Inc., Senior Notes, 8.875%, 12/15/27 (g)	Caa1	1,220
585	Townsquare Media, Inc., Senior Notes, 6.875%, 02/01/26 (g)	B2	622
780	Univision Communications, Inc., Senior Notes, 4.50%, 05/01/29 (g)	B1	788
580	Univision Communications, Inc., Senior Notes, 6.625%, 06/01/27 (g)	B2	623
280	Univision Communications, Inc., Senior Notes, 9.50%, 05/01/25 (g)	B2	300
			18,176

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2021 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Building & Real Estate — 2.52%
$455	Brookfield Residential Properties, Senior Notes, 5%, 06/15/29 (g)	B2	$456
990	Country Garden Holdings Company, Ltd., Senior Notes, 5.125%, 01/14/27	(e)	911
200	Country Garden Holdings Company, Ltd., Senior Notes, 5.625%, 01/14/30	(e)	185
755	Cushman & Wakefield U.S. Borrower, LLC, Senior Notes, 6.75%, 05/15/28 (g)	Ba3	810
645	Howard Hughes Corporation, Senior Notes, 4.125%, 02/01/29 (g)	Ba3	653
345	Howard Hughes Corporation, Senior Notes, 4.375%, 02/01/31 (g)	Ba3	349
570	Howard Hughes Corporation, Senior Notes, 5.375%, 08/01/28 (g)	Ba3	603
150	Realogy Group LLC, Senior Notes, 7.625%, 06/15/25 (g)	Ba3	159
400	Realogy Group LLC, Senior Notes, 9.375%, 04/01/27 (g)	B2	434
350	Shimao Group Holdings, Ltd., Senior Notes, 5.20%, 01/16/27	(e)	211
915	Shimao Group Holdings, Ltd., Senior Notes, 5.60%, 07/15/26	(e)	576
225	Taylor Morrison Communities, Inc., Senior Notes, 5.125%, 08/01/30 (g)	Ba3	247
160	Weekley Homes LLC, Senior Notes, 4.875%, 09/15/28 (g)	Ba3	165
			5,759
Building Products — 1.48%
120	CP Atlas Buyer, Inc., Senior Notes, 7%, 12/01/28 (g)	Caa2	119
355	Graphic Packaging International, LLC, Senior Notes, 3.75%, 02/01/30 (g)	Ba2	359
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$355	Mercer International, Inc., Senior Notes, 5.125%, 02/01/29	Ba3	$362
80	Mercer International, Inc., Senior Notes, 5.50%, 01/15/26	Ba3	81
320	New Enterprise Stone and Lime Company, Inc., Senior Notes, 5.25%, 07/15/28 (g)	B2	325
480	PGT Innovations, Inc., Senior Notes, 4.375%, 10/01/29 (g)	B2	482
395	Specialty Building Products Holdings, LLC, Senior Note, 6.375%, 09/30/26 (g)	B2	413
450	SRS Distribution, Inc., Senior Notes, 6%, 12/01/29 (g)	Caa2	452
120	Summit Materials LLC, Senior Notes, 5.25%, 01/15/29 (g)	B1	125
640	Summit Materials LLC, Senior Notes, 6.50%, 03/15/27 (g)	B1	664
			3,382
Cable Operators — 11.78%
1,285	Altice Financing S.A., Senior Notes, 5%, 01/15/28 (g)	B2	1,246
795	Altice Financing S.A., Senior Notes, 5.75%, 08/15/29 (g)	B2	783
1,270	Altice France S.A., Senior Notes, 5.125%, 07/15/29 (g)	B2	1,237
795	Altice France S.A., Senior Notes, 5.50%, 10/15/29 (g)	B2	780
2,340	Altice France S.A., Senior Notes, 6%, 02/15/28 (g)	Caa1	2,235
475	C&W Senior Financing Designated Activity, Senior Notes, 6.875%, 09/15/27 (g)	B2	495

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2021 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$405	CCO Holdings, LLC, Senior Notes, 4.25%, 01/15/34 (g)	B1	$398
1,090	CCO Holdings, LLC, Senior Notes, 4.50%, 06/01/33 (g)	B1	1,110
845	CCO Holdings, LLC, Senior Notes, 4.50%, 05/01/32	B1	869
1,070	CCO Holdings, LLC, Senior Notes, 4.50%, 08/15/30 (g)	B1	1,097
2,260	CCO Holdings, LLC, Senior Notes, 5.00%, 02/01/28 (g)	B1	2,350
1,658	CCO Holdings, LLC, Senior Notes, 5.125%, 05/01/27 (g)	B1	1,716
680	CCO Holdings, LLC, Senior Notes, 5.375%, 06/01/29 (g)	B1	731
1,410	CSC Holdings, LLC, Senior Notes, 6.50%, 02/01/29 (g)	Ba3	1,512
895	CSC Holdings, LLC, Senior Notes, 7.50%, 04/01/28 (g)	B3	958
465	Direct TV Financing, LLC, Senior Notes, 5.875%, 08/15/27 (g)	Ba3	475
425	Dish DBS Corporation, Senior Notes, 5.125%, 06/01/29	B3	387
950	Dish DBS Corporation, Senior Notes, 5.25%, 12/01/26 (g)	Ba3	964
950	Dish DBS Corporation, Senior Notes, 5.75%, 12/01/28 (g)	Ba3	957
450	Dish DBS Corporation, Senior Notes, 7.375%, 07/01/28	B3	457
550	Dish DBS Corporation, Senior Notes, 7.75%, 07/01/26	B3	580
202	LCPR Senior Secured Notes, 6.75%, 10/15/27 (g)	B1	213
2,625	Netflix, Inc., Senior Notes, 6.375%, 05/15/29	Ba1	3,271
570	Radiate Holdco LLC, Senior Notes, 6.50%, 09/15/28 (g)	Caa1	570
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,225	VMed O2 UK Financing I, plc, Senior Notes, 4.75%, 07/15/31 (g)	Ba3	$1,251
270	VTR Finance B.V., Senior Notes, 6.375%, 07/15/28 (g)	B1	281
			26,923
Chemicals — 1.45%
221	Compass Minerals International, Inc., Senior Notes, 6.75%, 12/01/27 (g)	B1	234
460	CVR Partners, L.P., Senior Notes, 6.125%, 06/15/28 (g)	B2	482
630	GPD Companies, Inc,. Senior Notes, 10.125%, 04/01/26 (g)	B3	669
480	Methanex Corporation, Senior Notes, 5.125%, 10/15/27	Ba1	505
280	Methanex Corporation, Senior Notes, 5.25%, 12/15/29	Ba1	295
520	Univar Solutions USA, Senior Notes, 5.125%, 12/01/27 (g)	B1	542
575	W.R. Grace Holdings LLC, Senior Notes, 5.625%, 08/15/29 (g)	B3	587
			3,314
Consumer Products — .61%
105	CD&R Smokey Buyer, Inc., Senior Notes, 6.75%, 07/15/25 (g)	B2	110
93	Life Time Inc, Senior Notes, 5.75%, 01/15/26 (g)	B3	96
145	Mattel Inc., Senior Notes, 5.45%, 11/01/41	B1	173
325	Mattel Inc., Senior Notes, 5.875%, 12/15/27 (g)	Ba2	349
260	Mattel Inc., Senior Notes, 6.20%, 10/01/40	B1	335
340	Wolverine World Wide, Inc., Senior Notes, 4%, 08/15/29 (g)	Ba2	327
			1,390

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2021 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Container — .79%
$310	Mauser Packaging Solutions, Senior Notes, 7.25%, 04/15/25 (g)	Caa3	$309
235	Mauser Packaging Solutions, Senior Notes, 8.50%, 04/15/24 (g)	B3	242
1,200	Trivium Packaging Finance B.V., Senior Notes, 8.50%, 08/15/27 (g)	Caa2	1,265
			1,816
Energy — 13.48%
285	Aethon United BR, LP, Senior Notes, 8.25% 02/15/26 (g)	B3	305
900	Citgo Holding, Inc., Senior Notes, 9.25%, 08/01/24 (g)	Caa1	903
800	Citgo Petroleum Corporation, Senior Notes, 7%, 06/15/25 (g)	B3	818
530	Comstock Resources, Inc., Senior Notes, 5.875%, 01/15/30 (g)	B3	545
340	Comstock Resources, Inc., Senior Notes, 6.75%, 03/01/29 (g)	B3	368
695	Continental Resources, Inc., Senior Notes, 5.75%, 01/15/31 (g)	Baa3	817
795	DCP Midstream, LLC, Senior Notes, 6.75%, 09/15/37 (g)	Ba1	1,062
540	DCP Midstream, LLC, Senior Notes, 7.375%, (h)	Ba3	535
470	DCP Midstream, LLC, Senior Notes, 8.125%, 08/16/30	Ba1	637
598	Endeavor Energy Resources, L.P., Senior Notes. 5.75%, 01/30/28 (g)	Ba3	632
110	Endeavor Energy Resources, L.P., Senior Notes. 6.625%, 07/15/25 (g)	Ba3	116
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$700	EQT Corporation, Senior Notes, 7.50%, 02/01/30	Ba1	$896
375	Exterran NRG Solutions, Senior Notes, 8.125%, 05/01/25	B3	347
440	Gulfport Energy Corporation, Senior Notes, 8%, 05/17/26 (g)	B3	477
265	HilCorp Energy, L.P., Senior Notes, 5.75%, 02/01/29 (g)	Ba3	272
275	HilCorp Energy, L.P., Senior Notes, 6%, 02/01/31 (g)	Ba3	285
605	Independence Energy Finance LLC, Senior Notes, 7.25%, 05/01/26 (g)	B2	629
1,505	Magnolia Oil and Gas Operating LLC, Senior Notes, 6%, 08/01/26 (g)	B2	1,546
490	NGL Energy Partners L.P., Senior Notes, 7.50%, 11/01/23	Caa1	483
1,780	NGL Energy Partners L.P., Senior Notes, 7.50%, 02/01/26 (g)	B1	1,833
345	Nustar Logistics, L.P., Senior Notes, 5.75%, 10/01/25	Ba3	369
1,190	Nustar Logistics, L.P., Senior Notes, 6%, 06/01/26	Ba3	1,294
310	Occidental Petroleum Corporation, Senior Notes, 6.125%, 01/01/31	Ba2	376
290	Occidental Petroleum Corporation, Senior Notes, 6.375%, 09/01/28	Ba2	344
100	Occidental Petroleum Corporation, Senior Notes, 6.45%, 09/15/36	Ba2	127
230	Occidental Petroleum Corporation, Senior Notes, 6.625%, 09/01/30	Ba2	285

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2021 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$285	Occidental Petroleum Corporation, Senior Notes, 7.50%, 05/01/31	Ba2	$375
180	Occidental Petroleum Corporation, Senior Notes, 7.875%, 09/15/31	Ba2	241
790	Occidental Petroleum Corporation, Senior Notes, 7.95%, 06/15/39	Ba2	1,042
470	Occidental Petroleum Corporation, Senior Notes, 8%, 07/15/25	Ba2	546
625	Occidental Petroleum Corporation, Senior Notes, 8.50%, 07/15/27	Ba2	778
1,190	Occidental Petroleum Corporation, Senior Notes, 8.875%, 07/15/30	Ba2	1,606
660	Petroleos Mexicanos, Senior Notes, 6.625%, 06/15/35	Ba3	632
650	Petroleos Mexicanos, Senior Notes, 7.69%, 01/23/50	Ba3	628
215	Range Resources, Corporation, Senior Notes, 8.25%, 01/15/29	B1	239
530	Range Resources, Corporation, Senior Notes, 9.25%, 02/01/26	B1	570
315	Rockcliff Energy II LLC, Senior Notes, 5.50%, 10/15/29 (g)	B3	324
320	Solaris Midstream Holdings, LLC, Senior Notes, 7.625%, 04/01/26 (g)	B3	337
420	Southwestern Energy Company, Senior Notes, 4.75%, 02/01/32	Ba3	442
39	Summit Midstream Partners, LP, Senior Notes, 9.50%, (a)(h)	Caa3	29
635	Tallgrass Energy Partners, L.P., Senior Notes, 6%, 09/01/31 (g)	B1	629
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$345	Tallgrass Energy Partners, L.P., Senior Notes, 6%, 03/01/27 (g)	B1	$359
450	Tallgrass Energy Partners, L.P., Senior Notes, 6%, 12/31/30 (g)	B1	450
370	Tallgrass Energy Partners, L.P., Senior Notes, 7.50%, 10/01/25 (g)	B1	401
675	Targa Resources Partners, L.P., Senior Notes, 4%, 01/15/32 (g)	Ba1	705
295	Targa Resources Partners, L.P., Senior Notes, 6.50%, 07/15/27	Ba1	316
435	Targa Resources Partners, L.P., Senior Notes, 6.875%, 01/15/29	Ba1	485
137	Transocean Phoenix 2, Ltd., Senior Notes, 7.75%, 10/15/24 (g)	(e)	139
221	Transocean Pontus, Ltd., Senior Notes, 6.125%, 08/01/25 (g)	Caa1	216
165	Transocean Proteus, Ltd., Senior Notes, 6.25%, 12/01/24 (g)	(e)	163
450	USA Compression Partners, L.P., Senior Notes, 6.875%, 04/01/26	B3	468
390	USA Compression Partners, L.P., Senior Notes, 6.875%, 09/01/27	B3	409
410	Venture Global Calcasieu Pass, LLC, Senior Notes, 3.875%, 08/15/29 (g)	Ba3	426
510	Venture Global Calcasieu Pass, LLC, Senior Notes, 4.125%, 08/15/31 (g)	Ba3	539
945	Vine Energy Holdings, LLC, Senior Notes, 6.75%, 04/15/29 (g)	B1	1,025
			30,820

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2021 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Entertainment & Leisure — 4.49%
$315	AMC Entertainment Holdings, Inc., Senior Notes, 10%, 06/15/26 (g)	Ca	$310
475	Carnival Corporation, Senior Notes, 4%, 08/01/28 (g)	Ba2	471
710	Carnival Corporation, Senior Notes, 5.75%, 03/01/27 (g)	B2	710
635	Carnival Corporation, Senior Notes, 6%, 05/01/29 (g)	B2	630
1,065	Carnival Corporation, Senior Notes, 7.625%, 03/01/26 (g)	B2	1,110
525	Carnival Corporation, Senior Notes, 9.875%, 08/01/27 (g)	B1	595
245	Cedar Fair, L. P., Senior Notes, 5.25%, 07/15/29	B3	251
650	Cedar Fair, L. P., Senior Notes, 5.375%, 04/15/27	B3	666
410	Cinemark USA, Inc., Senior Notes, 5.25%, 07/15/28 (g)	Caa1	399
285	Live Nation Entertainment Inc., Senior Notes, 4.75%, 10/15/27 (g)	B3	292
305	Merlin Entertainment Limited, Senior Notes, 5.75%, 06/15/26 (g)	B2	318
730	NCL Corporation Ltd., Senior Notes, 5.875%, 03/15/26 (g)	Caa1	726
215	NCL Finance, Ltd., Senior Notes, 6.125%, 03/15/28 (g)	Caa1	213
590	Royal Caribbean Cruises, Ltd., Senior Notes, 5.50%, 04/01/28 (g)	B2	599
635	Royal Caribbean Cruises, Ltd., Senior Notes, 5.50%, 08/31/26 (g)	B2	642
75	Royal Caribbean Cruises, Ltd., Senior Notes, 9.125%, 06/15/23 (g)	B2	80
415	Royal Caribbean Cruises, Ltd., Senior Notes, 10.875%, 06/01/23 (g)	Ba2	453
960	SeaWorld Parks & Entertainment, Inc.,Senior Notes, 5.25%, 08/15/29 (g)	Caa1	978
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$615	Viking Cruises, Ltd., Senior Notes, 7%, 02/15/29 (g)	Caa2	$613
190	Viking Cruises, Ltd., Senior Notes, 13%, 05/15/25 (g)	B2	214
			10,270
Financial — 10.31%
425	Acrisure, LLC, Senior Notes, 4.25%, 02/15/29 (g)	B2	412
695	Acrisure, LLC, Senior Notes, 7%, 11/15/25 (g)	Caa2	697
1,375	Acrisure, LLC, Senior Notes, 10.125%, 08/01/26 (g)	Caa2	1,512
315	Alliant Holdings, Senior Notes, 5.875%, 11/01/29 (g)	Caa2	321
665	Alliant Holdings, Senior Notes, 6.75%, 10/15/27 (g)	Caa2	687
195	AmWins Group, Inc., Senior Notes, 4.875%, 06/30/29 (g)	B3	197
970	Apollo Commercial Real Estate Finance, Inc., Senior Notes, 4.625%, 06/15/29 (g)	Ba2	941
825	Banco Do Brasil S.A. (Cayman), 9% (h)	B2	880
475	Cobra Acquisition Company, LLC, Senior Notes, 6.375%, 11/01/29 (g)	B2	470
745	Enact Holdings, Inc., Senior Notes, 6.50%, 08/15/25 (g)	Ba2	814
475	Freedom Mortgage Corporation, Senior Notes, 6.625%, 01/15/27 (g)	B2	464
585	GTCR AP Finance, Inc., Senior Notes, 8%, 05/15/27 (g)	Caa2	604
485	Home Point Capital, Inc., Senior Notes, 5%, 02/01/26 (g)	B3	450
790	Hub Holdings LLC, Senior Notes, 5.625%, 12/1/29 (g)	Caa2	808
1,090	Hub Holdings LLC, Senior Notes, 7%, 05/01/26 (g)	Caa2	1,119
460	Icahn Enterprises, L.P., Senior Notes, 6.25%, 05/15/26	Ba3	478

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2021 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$980	Itau Unibankco Holding S.A., Senior Notes, 6.125%, (g)(h)	B2	$982
490	Jane Street Group LLC, Senior Notes, 4.50%, 11/15/29 (g)	Ba2	496
505	LPL Holdings, Inc., Senior Notes, 4%, 03/15/29 (g)	Ba2	516
75	LPL Holdings, Inc., Senior Notes, 4.375%, 05/15/31 (g)	Ba2	77
480	Midcap Financial Issuer Trust, Senior Notes, 5.625%, 01/15/30 (g)	B1	475
950	Midcap Financial Issuer Trust, Senior Notes, 6.50%, 05/01/28 (g)	B1	993
685	Navient Corporation, Senior Notes, 4.875%, 03/15/28	Ba3	683
500	Navient Corporation, Senior Notes, 5%, 03/15/27	Ba3	510
630	Navient Corporation, Senior Notes, 5.50%, 03/15/29	Ba3	631
1,115	Navient Corporation, Senior Notes, 6.125%, 03/25/24	Ba3	1,190
550	Navient Corporation, Senior Notes, 6.75%, 06/25/25	Ba3	602
215	Navient Corporation, Senior Notes, 6.75%, 06/15/26	Ba3	237
300	OneMain Finance Corporation, Senior Notes, 6.125%, 03/15/24	Ba2	317
390	OneMain Finance Corporation, Senior Notes, 6.625%, 01/15/28	Ba2	438
810	OneMain Finance Corporation, Senior Notes, 6.875%, 03/15/25	Ba2	901
300	OneMain Finance Corporation, Senior Notes, 7.125%, 03/15/26	Ba2	343
840	PennyMac Financial Services, Inc., Senior Notes, 4.25%, 02/15/29 (g)	B1	806
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$300	PennyMac Financial Services, Inc., Senior Notes, 5.375%, 10/15/25 (g)	B1	$307
790	Prog Holdings, Inc., Senior Notes, 6%, 11/15/29 (g)	B1	814
335	SLM Corporation, Senior Notes, 4.20%, 10/29/25	Ba1	351
240	Starwood Property Trust, Senior Notes, 3.75%, 12/31/24 (g)	Ba3	243
320	United Wholesale Mortgage, LLC, Senior Notes, 5.50%, 04/15/29 (g)	Ba3	313
490	United Wholesale Mortgage, LLC, Senior Notes, 5.75%, 06/15/27 (g)	Ba3	489
			23,568
Food/Tobacco — 1.36%
770	Cosan Luxembourg S.A., Senior Notes, 7%, 01/20/27 (g)	Ba2	797
230	Kraft Foods Group, Senior Notes, 6.875%, 01/26/39	Baa3	337
485	Post Holdings, Inc., Senior Notes, 5.625%, 01/15/28 (g)	B2	513
330	Post Holdings, Inc., Senior Notes, 5.75%, 03/01/27 (g)	B2	341
780	Triton Water Holdings, Inc., Senior Notes 6.25%, 04/01/29 (g)	Caa1	753
360	US Foods, Inc., Senior Notes, 4.625%, 06/01/30 (g)	B3	364
			3,105
Gaming — 5.80%
160	Affinity Gaming Corporation, Senior Notes, 6.875%, 12/15/27 (g)	B3	166
420	Caesar's Entertainment, Inc., Senior Notes, 4.625%, 10/15/29 (g)	Caa1	422
375	Caesar's Resorts, Senior Notes, 5.75%, 07/01/25 (g)	B1	391
1,410	Caesar's Resorts, Senior Notes, 8.125%, 07/01/27 (g)	Caa1	1,558

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2021 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$275	Cirsa Finance International, S.A.R.L., Senior Notes, 4.50%, 03/15/27 (g) (EUR)	B3	$306
235	International Game Technology Plc, Senior Notes, 4.125%, 04/15/26 (g)	Ba3	241
375	International Game Technology Plc, Senior Notes, 5.25%, 01/15/29 (g)	Ba3	397
1,165	International Game Technology Plc, Senior Notes, 6.25%, 01/15/27 (g)	Ba3	1,299
395	MGM China Holdings, Limited, Senior Notes, 4.75%, 02/01/27 (g)	Ba3	384
315	MGM China Holdings, Limited, Senior Notes, 5.875%, 05/15/26 (g)	Ba3	317
435	MGM Growth Prop. Operating Partnership L.P., Senior Notes, 5.75%, 02/01/27	B1	493
140	MGM Resorts International, Senior Notes, 4.75%, 10/15/28	Ba3	145
500	Midwest Gaming Borrower, LLC, Senior Notes, 4.875%, 05/01/29 (g)	B3	505
965	Peninsula Pacific Entertainment LLC, Senior Notes, 8.50%, 11/15/27 (g)	B3	1,048
105	Raptor Acquisition, Senior Notes, 4.875%, 11/01/26 (g)	(e)	106
230	Scientific Games International Inc., Senior Notes, 7%, 05/15/28 (g)	Caa2	246
1,390	Scientific Games International Inc., Senior Notes, 7.25%, 11/15/29 (g)	Caa2	1,552
585	Scientific Games International Inc., Senior Notes, 8.25%, 03/15/26 (g)	Caa2	616
350	Studio City Finance Ltd., Senior Notes, 5%, 01/15/29 (g)	B1	313
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,390	Wynn Las Vegas, LLC, Senior Notes, 5.25%, 05/15/27 (g)	B2	$1,421
450	Wynn Macau Ltd., Senior Notes, 5.50%, 01/15/26 (g)	B2	423
995	Wynn Macau Ltd., Senior Notes, 5.50%, 10/01/27 (g)	B2	917
			13,266
Healthcare — 10.82%
250	AdaptHealth, LLC, Senior Notes, 5.125%, 03/01/30 (g)	B1	252
780	Bausch Health Companies, Inc., Senior Notes, 4.875%, 06/01/28 (g)	Ba2	796
85	Bausch Health Companies, Inc., Senior Notes, 7%, 01/15/28 (g)	B3	85
515	Bausch Health Companies, Inc., Senior Notes, 7.25%, 05/30/29 (g)	B3	506
1,970	Bausch Health Companies, Inc., Senior Notes, 8.50%, 01/31/27 (g)	B3	2,076
1,600	Bausch Health Companies, Inc., Senior Notes, 9.25%, 04/01/26 (g)	B3	1,688
640	Cano Health, LLC, Senior Notes, 6.25%, 10/01/28 (g)	Caa2	635
775	Centene Corporation, Senior Notes, 4.625%, 12/15/29	Ba1	833
455	CHS/Community Health Systems, Inc, Senior Notes, 6%, 01/15/29 (g)	B2	486
915	CHS/Community Health Systems, Inc, Senior Notes, 6.125%, 04/01/30 (g)	Caa2	908
370	CHS/Community Health Systems, Inc, Senior Notes, 6.875%, 04/15/29 (g)	Caa2	377
900	CHS/Community Health Systems, Inc, Senior Notes, 8%, 12/15/27 (g)	B2	974
155	DaVita Healthcare Partners, Inc., Senior Notes, 4.625%, 06/01/30 (g)	Ba3	159

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2021 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$230	HCA, Incorporated, Senior Notes, 5.625%, 09/01/28	Baa3	$269
450	HCA, Incorporated, Senior Notes, 5.875%, 02/01/29	Baa3	535
1,585	Mozart Debt Merger, Senior Notes, 3.875%, 04/01/29 (g)	B1	1,579
2,350	Mozart Debt Merger, Senior Notes, 5.25%, 10/01/29 (g)	Caa1	2,379
550	Option Care Health, Inc., Senior Notes, 4.375%, 10/31/29 (g)	B3	550
1,070	Organon & Company, Senior Notes, 5.125%, 04/30/31 (g)	B1	1,115
530	Radiology Partners, Inc., Senior Notes, 9.25%, 02/01/28 (g)	Caa2	549
275	RP Escrow Issuer LLC, Senior Notes, 5.25%, 12/15/25 (g)	B2	277
435	Select Medical Corporation, Senior Notes, 6.25%, 08/15/26 (g)	B3	459
475	Tenet Healthcare Corporation, Senior Notes, 4.375%, 01/15/30 (g)	B1	480
1,640	Tenet Healthcare Corporation, Senior Notes, 6.125%, 10/01/28 (g)	Caa1	1,726
424	Tenet Healthcare Corporation, Senior Notes, 6.875%, 11/15/31	Caa1	484
810	Tenet Healthcare Corporation, Senior Notes, 7.50%, 04/01/25 (g)	B1	851
630	Teva Pharma Finance Netherlands III BV, Senior Notes, 4.75%, 05/09/27	Ba2	639
800	Teva Pharma Finance Netherlands III BV, Senior Notes, 5.125%, 05/09/29	Ba2	806
360	Teva Pharma Finance Netherlands III BV, Senior Notes, 6%, 04/15/24	Ba2	376
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$465	Teva Pharma Finance Netherlands III BV, Senior Notes, 6.75%, 03/01/28	Ba2	$500
1,290	Teva Pharma Finance Netherlands III BV, Senior Notes, 7.125%, 01/31/25	Ba2	1,380
			24,729
Information Technology — 2.24%
135	Boxer Parent Company, Inc., Senior Notes, 6.50%, 10/02/25 (g) (EUR)	B2	161
150	Boxer Parent Company, Inc., Senior Notes, 7.125%, 10/02/25 (g)	B2	157
130	Logmein, Inc., Senior Notes, 5.50%, 09/01/27 (g)	B2	131
475	Match Group Holdings II, LLC, Senior Notes, 3.625%, 10/01/31 (g)	Ba3	461
145	Match Group Holdings II, LLC, Senior Notes, 4.125%, 08/01/30 (g)	Ba3	147
1,165	Photo Holdings Merger, Senior Notes, 8.50%, 10/01/26 (g)	B2	1,212
475	Roblox Corporation, Senior Notes, 3.875%, 05/01/30 (g)	Ba2	480
1,755	Uber Technologies, Inc., Senior Notes, 7.50%, 09/15/27 (g)	B3	1,902
215	Veritas Bermuda Ltd., Senior Notes, 7.50%, 09/01/25 (g)	B3	223
245	Viavi Solutions, icn., Senior Notes, 3.75%, 10/01/29 (g)	Ba2	244
			5,118
Lodging — .65%
150	Hilton Domestic Operating Company, Inc.,Senior Notes, 5.375%, 05/01/25 (g)	Ba2	155
170	Hilton Domestic Operating Company, Inc.,Senior Notes, 5.75%, 05/01/28 (g)	Ba2	181

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2021 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$125	Hilton Worldwide Finance, LLC, Senior Notes, 4.875%, 04/01/27	Ba2	$129
370	Park Intermediate Holdings, LLC, Senior Notes, 4.875%, 05/15/29 (g)	B1	377
300	Park Intermediate Holdings, LLC, Senior Notes, 5.875%, 10/01/28 (g)	B1	313
155	RLJ Lodging Trust, L.P., Senior Notes, 3.75%, 07/01/26 (g)	Ba3	155
185	XHR L.P., Senior Notes, 4.875%, 06/01/29 (g)	B1	188
			1,498
Manufacturing — .93%
240	Apex Tool /BC Mountain, 9%, 02/15/23 (g)	Caa3	227
255	Hillenbrand Inc., Senior Notes, 3.75%, 03/01/31	Ba1	255
15	Hillenbrand Inc., Senior Notes, 5%, 09/15/26	Ba1	17
735	Madison IAQ, LLC, Senior Notes, 4.125%, 06/30/28 (g)	B1	736
420	Madison IAQ, LLC, Senior Notes, 5.875%, 06/30/29 (g)	Caa1	419
300	Mueller Water Products, Senior Notes, 4%, 06/15/29 (g)	Ba1	304
160	Roller Bearing Company of America, Inc., Senior Notes, 4.375%, 10/15/29 (g)	B2	163
			2,121
Metals & Mining — 4.17%
745	Alcoa Nederland Holding B.V., Senior Notes, 5.50%, 12/15/27 (g)	Ba1	796
300	Allegheny Technologies, Senior Notes, 5.125%, 10/01/31	B3	301
780	Arconic Corporation, Senior Notes, 6.125%, 02/15/28 (g)	Ba3	827
708	Big River Steel, LLC, Senior Notes, 6.625%, 01/31/29 (g)	Ba2	766
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$232	Cleveland-Cliffs, Inc., Senior Notes, 9.875%, 10/17/25 (g)	Ba2	$262
385	Constellium N.V., Senior Notes, 3.75%, 04/15/29 (g)	B2	377
310	Freeport McMoran, Inc., Senior Notes, 5%, 09/01/27	Baa3	324
320	Freeport McMoran, Inc., Senior Notes, 5.25%, 09/01/29	Baa3	349
1,182	Freeport McMoran, Inc., Senior Notes, 5.40%, 11/14/34	Baa3	1,441
330	Freeport McMoran, Inc., Senior Notes, 5.45%, 03/15/43	Baa3	415
265	GrafTech Finance Inc., Senior Notes, 4.625%, 12/15/28 (g)	Ba3	269
1,145	Hecla Mining Company, Senior Notes, 7.25%, 02/15/28	B3	1,227
315	HudBay Minerals, Inc., Senior Notes, 4.50%, 04/01/26 (g)	B3	315
545	HudBay Minerals, Inc., Senior Notes, 6.125%, 04/01/29 (g)	B3	577
62	New Gold Inc., Senior Notes, 7.50%, 07/15/27 (g)	B3	66
745	Novelis Corporation, Senior Notes, 4.75%, 01/30/30 (g)	B1	783
405	Ryerson Inc., Senior Secured Notes, 8.50%, 08/01/28 (g)	B2	440
			9,535
Other Telecommunications — 1.27%
475	Consolidated Communications, Inc., Senior Notes, 6.50%, 10/01/28 (g)	B2	504
385	Embarq Corporation, Senior Notes, 7.995%, 06/01/36	Ba2	434
475	Level 3 Financing, Inc., Senior Notes, 3.75%, 07/15/29 (g)	Ba3	455

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2021 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,065	Lumen Technologies, Inc., Senior Notes, 4.50%, 01/15/29 (g)	B2	$1,033
475	Lumen Technologies, Inc., Senior Notes, 5.375%, 06/15/29 (g)	B2	477
			2,903
Real Estate Investment Trust Securities — .67%
915	American Fin Tr Senior Notes, 4.50%, 09/30/28 (g)	(e)	918
620	Service Properties Trust, Senior Notes, 4.35%, 10/01/24	Ba2	610
			1,528
Restaurants — 1.22%
572	Dave and Buster's, Inc., Senior Notes, 7.625%, 11/01/25 (g)	B1	611
723	YUM Brands, Inc., Senior Notes, 5.35%, 11/01/43	Ba3	797
760	YUM Brands, Inc., Senior Notes, 6.875%, 11/15/37	Ba3	959
395	YUM Brands, Inc., Senior Notes, 7.75%, 04/01/25 (g)	Ba3	416
			2,783
Retail — 2.02%
320	At Home Group, Inc., Senior Notes 7.125%, 07/15/29 (g)	Caa1	316
445	Bath and Body Works, Inc., Senior Notes, 6.625%, 10/01/30 (g)	Ba2	505
65	Bath and Body Works, Inc., Senior Notes, 6.694%, 01/15/27	Ba2	75
260	Bath and Body Works, Inc., Senior Notes, 6.95%, 03/01/33	B1	304
350	Bath and Body Works, Inc., Senior Notes, 7.50%, 06/15/29	Ba2	396
277	Bath and Body Works, Inc., Senior Notes, 9.375%, 07/01/25 (g)	Ba2	338
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$480	LSF9 Atlantis Holdings, LLC, Senior Notes, 7.75%, 02/15/26 (g)	B2	$484
250	Petsmart, Inc., Senior Notes, 4.75%, 02/15/28 (g)	B1	257
1,450	Petsmart, Inc., Senior Notes, 7.75%, 02/15/29 (g)	Caa1	1,575
355	Rent-A-Center, Inc., Senior Notes, 6.375%, 02/15/29 (g)	B1	369
			4,619
Satellites — 3.04%
815	Connect Finco Sarl, Senior Notes, 6.75%, 10/01/26 (g)	B1	856
1,750	Hughes Satellite Systems, Inc., Senior Notes, 6.625%, 08/01/26	B2	1,956
2,855	Intelsat Jackson Holdings Ltd., Senior Notes, 9.50%, 09/30/22 (b)(g)	B3	3,301
475	Telesat Canada, Senior Notes, 6.50%, 10/15/27 (g)	Caa1	367
450	Viasat, Inc., Senior Notes, 5.625%, 04/15/27 (g)	Ba3	464
			6,944
Services — 8.68%
635	Adtalem Global Education, Inc., Senior Notes, 5.50%, 03/01/28 (g)	B1	618
480	ADT Security Corporation, Senior Notes, 4.125%, 08/01/29 (g)	Ba3	474
895	Advantage Sales and Marketing, Inc., Senior Notes, 6.50%, 11/15/28 (g)	B2	938
635	Albion Financing 1 S.a.r.l., Senior Notes, 6.125%, 10/15/26 (g)	B1	642
315	Albion Financing 1 S.a.r.l., Senior Notes, 8.75%, 04/15/27 (g)	B3	320
1,000	Allied Universal Holdco, LLC, Senior Secured Notes, 9.75%, 07/15/27 (g)	Caa1	1,067
560	Black Knight, Inc., Senior Notes, 3.625%, 09/01/28 (g)	Ba3	559

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2021 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$625	Clarivate Science Holdings Corp., Senior Secured Notes, 3.875%, 07/01/28 (g)	B1	$628
440	Clarivate Science Holdings Corp., Senior Secured Notes, 4.875%, 07/01/29 (g)	Caa1	444
130	Constellation Automotive Ltd., Senior Notes, 4.875%, 07/15/27 (g)(GBP)	B2	173
215	Dun & Bradstreet Corporation, Senior Notes, 5%, 12/15/29 (g)	Caa1	217
640	EG Global Finance plc, Senior Notes, 6.75%, 02/07/25 (g)	B3	645
660	EG Global Finance plc, Senior Notes, 8.50%, 10/30/25 (g)	B3	685
790	Fair Isaac Corporation, Senior Notes, 5.25%, 05/15/26 (g)	Ba2	866
295	Gartner, Inc., Senior Notes, 3.625%, 06/15/29 (g)	Ba3	297
555	GFL Enironmental, Inc., Senior Notes, 4.75%, 06/15/29 (g)	B3	561
1,265	H&E Equipment Services, Senior Notes, 3.875%, 12/15/28 (g)	B2	1,257
115	IPD 3 B.V., Senior Notes, 5.50%, 12/01/25 (g) (EUR)	B3	134
320	Millennium Escrow Corporation, Senior Notes, 6.625%, 08/01/26 (g)	B2	322
310	Presidio Holding, Inc., Senior Notes, 4.875%, 02/01/27 (g)	B1	319
455	Presidio Holding, Inc., Senior Notes, 8.25%, 02/01/28 (g)	Caa1	485
465	Prime Security Services Borrower, LLC, Senior Notes, 5.75%, 04/15/26 (g)	Ba3	498
710	Prime Security Services Borrower, LLC, Senior Notes, 6.25%, 01/15/28 (g)	B3	739
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$140	Ritchie Brothers Holdings Inc., Senior Notes, 4.75%, 12/15/31 (g)	Ba3	$146
300	Sabre GLBL, Inc., Senior Notes, 7.375%, 09/01/25 (g)	Ba3	310
360	Sabre GLBL, Inc., Senior Notes, 9.25%, 04/15/25 (g)	Ba3	402
972	Staples, Inc., Senior Notes 7.50%, 04/15/26 (g)	B2	994
645	Staples, Inc., Senior Notes 10.75%, 04/15/27 (g)	Caa1	606
1,460	TK Elevator U.S. Newco, Inc., Senior Notes, 5.25%, 07/15/27 (g)	B1	1,533
1,309	TK Elevator U.S. Newco, Inc., Senior Notes, 7.625%, 07/15/28 (g)	Caa1	1,397
775	United Rentals (North America), Inc., Senior Notes, 3.75%, 01/15/32	Ba2	779
100	Verde Bidco, Senior Notes, 4.625%, 10/01/26 (g) (EUR)	B2	116
400	Wash Multifamily Acquisition, Inc., Senior Notes, 5.75%, 04/15/26 (g)	B3	420
245	White Cap Buyer, LLC, Senior Notes, 6.875%, 10/15/28 (g)	Caa1	257
			19,848
Supermarkets — 1.85%
1,050	Albertsons Companies, LLC, Senior Notes, 3.50%, 03/15/29 (g)	Ba3	1,051
540	Albertsons Companies, LLC, Senior Notes, 4.875%, 02/15/30 (g)	Ba3	583
545	Albertsons Companies, LLC, Senior Notes, 5.875%, 02/15/28 (g)	Ba3	576
370	Albertsons Companies, LLC, Senior Notes, 7.45%, 08/01/29	(e)	428
220	Albertsons Companies, LLC, Senior Notes, 8%, 05/01/31	(e)	266

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2021 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$680	Iceland Bondco, Plc, Senior Notes, 4.625%, 03/15/25 (GBP)	B2	$861
425	United Natural Foods, Inc., Senior Notes, 6.75%, 10/15/28 (g)	B2	455
			4,220
Transportation — .33%
730	Watco Companies, LLC, Senior Notes, 6.50%, 06/15/27 (g)	Caa1	761
Utilities — 5.45%
310	Calpine Corporation, Senior Notes, 4.50%, 02/15/28 (g)	Ba2	322
625	Calpine Corporation, Senior Notes, 5%, 02/01/31 (g)	B2	630
795	Calpine Corporation, Senior Notes, 5.125%, 03/15/28 (g)	B2	803
235	First Energy Corporation, Senior Notes, 7.375%, 11/15/31	Ba1	317
670	NextEra Energy Operating Partners, L.P., Senior Notes, 4.50%, 09/15/27 (g)	Ba1	722
620	NiSource, Incorporated, Senior Notes, 5.65%, (h)	(e)	641
135	Pattern Energy Operations L.P., Senior Notes, 4.50%, 08/15/28 (g)	Ba3	140
540	PG&E Corporation, Senior Notes, 5%, 07/01/28	B1	568
805	PG&E Corporation, Senior Notes, 5.25%, 07/01/30	B1	844
420	Pike Corporation, Senior Notes, 5.50%, 09/01/28 (g)	B3	421
1,795	TerraForm Global Operating, LLC, Senior Notes 6.125%, 03/01/26 (g)	Ba3	1,829
1,735	Vistra Operations Company, LLC, Senior Notes, 4.375%, 05/01/29 (g)	Ba2	1,735
1,065	Vistra Operations Company, LLC, Senior Notes, 7%, (g)(h)	Ba3	1,080
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$2,270	Vistra Operations Company, LLC, Senior Notes, 8%, (g)(h)	Ba3	$2,401
			12,453
Wireless Communications — 1.91%
950	Iliad Holdings SAS, Senior Notes, 6.50%, 10/15/26 (g)	B2	999
725	Sprint Capital Corporation, Senior Notes, 6.875%, 11/15/28	Ba2	916
2,194	Sprint Corporation, Senior Notes, 7.125%, 06/15/24	Ba2	2,461
			4,376
	Total Corporate Debt Securities (Total cost of $265,208)		275,061
CONVERTIBLE DEBT SECURITIES — .15% (d)(f)
Energy — .15%
412	Cheniere Energy, Inc., Senior Notes, 4.25%, 03/15/45	(e)	346
	Total Convertible Debt Securities (Total cost of $283)		346
BANK DEBT SECURITIES — 11.06% (d)(f)
Aerospace & Defense — .38%
635	Peraton Holding Corporation, 4.50%, 02/01/28	B1	635
220	Peraton Holding Corporation, 8.50%, 02/01/29	(e)	222
			857
Airlines — .67%
345	AAdvantage Loyalty IP, Ltd., 5.50%, 04/20/28	Ba2	357
775	Mileage Plus Holdings, LLC, 6.25%, 06/21/27	Baa3	816
357	United Airlines, nc., 4.50%, 04/21/28	Ba1	358
			1,531
Consumer Products — .18%
419	Life Time Fitness, 5.75%, 12/16/24	B2	420

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2021 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
BANK DEBT SECURITIES — continued
Container — .09%
$185	Kouti B.V., 3.75%, 08/31/28 (EUR)	B2	$211
Energy — 1.13%
1,873	BCP Raptor, LLC, 5.25%, 06/24/24	B2	1,868
345	Prairie ECI Acquiror, LP, 4.854%, 03/11/26	B3	334
372	Stonepeak Lonestar, 4.624%, 10/19/26	B1	373
			2,575
Healthcare — .66%
314	ADMI Corporation, 4%, 12/23/27	B2	313
417	ADMI Corporation, 3.875%, 12/23/27	B2	414
773	Gainwell Acquisition Corporation, 4.75%, 10/01/27	B2	774
			1,501
Information Technology — .72%
170	Banff Merger Sub Inc., 6%, 02/27/26	Caa2	171
673	Polaris Newco, Inc., 4.50%, 06/2/28	B2	673
190	Proofpoint, Inc., 6.75%, 08/31/29	(e)	192
600	RealPage Inc., 7.25%, 04/23/29	(e)	607
			1,643
Manufacturing — .18%
431	Apex Tool Group, LLC, 6.75%, 08/01/24	Caa1	422
Satellites — 1.22%
2,025	Intelsat Jackson Holdings, S.A., 8%, 11/27/23 (b)	(e)	2,019
634	Intelsat Jackson Holdings, S.A., 5.392%, 7/13/22 (b)	(e)	633
140	Intelsat Jackson Holdings, S.A., 8.625%, 01/02/24 (b)	(e)	140
			2,792
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Services — 2.68%
$760	Ascend Learning, LLC, 4%, 12/10/28	B2	$758
985	Ascend Learning, LLC, 6.25%, 11/18/29	Caa2	987
320	Celestial Saturn Parent, Inc., 7%, 06/4/29	Caa1	322
320	Renaissance Holding Corp., 7.104%, 05/29/26	Caa2	321
2,180	Ultimate Software Group, Inc., 5.75%, 05/03/27	Caa1	2,184
1,540	Ultimate Software Group, Inc., 4%, 05/04/26	B1	1,530
30	Ultimate Software Group, Inc., 3.75%, 05/04/26	B1	30
			6,132
Wireless Communications — 3.15%
878	Asurion LLC, 3.354%, 07/31/27	Ba3	872
2,664	Asurion LLC, 5.354%, 01/31/28	B3	2,671
3,670	Asurion LLC, 5.354%, 01/20/29	B3	3,652
			7,195
	Total Bank Debt Securities (Total cost of $24,863)		25,279
Shares
PREFERRED STOCK — 4.19% (d)(f)
Energy — 1.76%
3,750	Targa Resources Corp., Series A, Cvt, 9.50%, Acquisition Date 10/26/17, Cost $4,133(c)	(e)	4,038
Financial — .14%
325	Alliant Services, Series A, Cvt, 9.75%, Acquisition Date 11/06/20, Cost $320(c)	(e)	321
Healthcare — .53%
9,383	Avantor, Inc., Series A, Cvt, 6.25%, 05/15/22	(e)	1,213
Manufacturing — .53%
694	Danaher Corporation, Cvt, 5%, 04/15/23	(e)	1,206

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2021 — Continued (Dollar Amounts in Thousands)

Shares		Moody's Rating (Unaudited)	Value (Note 1)
PREFERRED STOCK — continued
Utilities — 1.23%
6,150	American Electric Power, Cvt, Series B, 6.125%, 03/15/22	(e)	$308
10,632	American Electric Power, Cvt, Series C, 6.125%, 08/15/23	(e)	559
22,232	NextEra Energy, Inc., Cvt, 5.279%, 03/01/23	(e)	1,279
12,300	Southern Company, Cvt, 6.75%, 08/01/22	(e)	661
			2,807
	Total Preferred Stock (Total cost of $8,168)		9,585
	TOTAL INVESTMENTS — 135.72 (Total cost of $298,522)		310,271
	CASH AND OTHER ASSETS LESS LIABILITIES — (35.72)% (d)		(81,655)
	NET ASSETS — 100.00%		$228,616

(a)  Denotes income is not being accrued.

(b)  Denotes issuer is in bankruptcy proceedings.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 (restricted security). Total market value of restricted securities (excluding Rule 144A securities) amounted to $4,359 or 1.91% of total net assets as of December 31, 2021.

(d)  Percentages indicated are based on total net assets to common shareholders of $228,616.

(e)  Not rated.

(f)  All of the Fund's investments and other assets are pledged as collateral in accordance with a credit agreement with The Bank of Nova Scotia.

(g)  Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Unless otherwise noted, 144A Securities are deemed to be liquid. See notes to the portfolio of investments for valuation policy. Total market value of Rule 144A securities amounted to $207,699 as of December 31, 2021.

(h)  Perpetual security with no stated maturity date.

(i)  Level 3 in fair value hierarchy. See Note 1.

(CAD) Canadian Dollar

(EUR) Euro

(GBP) British Pound

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Assets and Liabilities
December 31, 2021
(Dollars in thousands, except shares and per share amounts)

Assets:
INVESTMENTS IN SECURITIES, at value (Identified cost of $298,522 see Schedule of Investments and Note 1)	$310,271
CASH	1,305
RECEIVABLES:
Investment securities sold	953
Interest and dividends	4,470
PREPAID EXPENSES	92
Total assets	$317,091
Liabilities:
CREDIT AGREEMENT (Note 4)	$84,000
PAYABLES:
Dividend on common stock	2,980
Investment securities purchased	1,273
Investment management fees (Note 3)	93
Interest on loan (Note 4)	2
ACCRUED EXPENSES	108
UNREALIZED LOSS ON FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 7)	19
Total liabilities	$88,475
Net Assets	$228,616
Represented By:
COMMON STOCK:
$0.01 par value, 40,000,000 shares authorized, 23,374,744 shares issued and outstanding	$234
CAPITAL IN EXCESS OF PAR VALUE	239,667
DISTRIBUTABLE EARNINGS	(11,285)
Net Assets Applicable To Common Stock (Equivalent to $9.78 per share, based on 23,374,744 shares outstanding)	$228,616

Statement of Operations
For the Year Ended
December 31, 2021 (Dollars in thousands)

Investment Income: (Note 1)
Interest income	$17,626
Dividend income	644
Loan fee income	78
Other income	81
Total investment income	$18,429
Expenses:
Cost of leverage:
Interest expense (Note 4)	$811
Loan fees (Note 4)	24
Total cost of leverage	$835
Professional services:
Investment Advisor (Note 3)	$1,097
Legal	240
Custodian and transfer agent	237
Audit	61
Total professional services	$1,635
Administrative:
General administrative (Note 6)	$540
Directors	218
Insurance	133
Shareholder meeting	41
Shareholder communications	39
NYSE	25
Total administrative	$996
Total expenses	$3,466
Net investment income	$14,963
Realized and Unrealized Gain on Investment Activities:
Net realized gain (loss)
Investments	$5,745
Forward currency exchange contracts	10
Foreign currency transactions	(9)
Net realized gain	$5,746
Change in net unrealized gain (loss)
Investments	$(5,262)
Forward currency exchange contracts	67
Change in net unrealized loss	(5,195)
Net gain on investments	$551
Net increase in net assets resulting from operations	$15,514

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statements of Changes in Net Assets (Dollars in thousands, except shares and per share amounts)

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
From Operations:
Net investment income	$14,963	$14,778
Realized gain (loss) on investments and currencies, net	5,746	(11,097)
Change in net unrealized appreciation (depreciation) on investments and other financial instruments	(5,195)	6,360
Net increase in net assets resulting from operations	$15,514	$10,041
From Fund Share Transactions:
Net asset value of 5,826 shares issued to common stockholders for the reinvestment of dividends in 2021	$58	$—
Distributions to Common Stockholders:
Distributable earnings ($.68 and $.65 per share in 2021 and 2020, respectively)	$(15,834)	$(15,248)
Total net decrease in net assets	$(262)	$(5,207)
Net Assets Applicable to Common Stock:
Beginning of period	$228,878	$234,085
End of period	$228,616	$228,878

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period

	For the Years Ended December 31,
	2021	2020	2019	2018	2017
NET ASSET VALUE:
Beginning of period	$9.79	$10.02	$8.90	$10.19	$9.89
NET INVESTMENT INCOME	.64	.63	.62	.66	.71
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	.03	(.21)	1.16	(1.25)	.30
TOTAL FROM INVESTMENT OPERATIONS	.67	.42	1.78	(.59)	1.01
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(.68)	(.65)	(.66)	(.70)	(.71)
TOTAL DISTRIBUTIONS	(.68)	(.65)	(.66)	(.70)	(.71)
NET ASSET VALUE:
End of period	$9.78	$9.79	$10.02	$8.90	$10.19
PER SHARE MARKET VALUE:
End of period	$9.33	$8.68	$9.13	$7.56	$9.40
TOTAL INVESTMENT RETURN†	15.62%	2.94%	30.09%	(12.70)%	9.19%

  †  Total investment return is calculated assuming a purchase of $1,000 of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period — Continued

	For the Ended December 31,
	2021	2020	2019	2018	2017
NET ASSETS, END OF PERIOD, APPLICABLE TO COMMON STOCK (a)	$228,616	$228,878	$234,085	$207,893	$238,244
EXPENSE RATIOS:
Ratio of interest expense to average net assets	.35%	.57%	1.26%	1.16%	.76%
Ratio of leverage expenses to average net assets	.01%	.01%	.01%	.01%	.01%
Ratio of operating expenses to average net assets	1.14%	1.20%	1.16%	1.18%	1.14%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS	1.50%	1.78%	2.43%	2.35%	1.91%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	6.46%	6.80%	6.38%	6.77%	6.92%
PORTFOLIO TURNOVER RATE	50.73%	53.11%	65.64%	71.56%	70.11%

  (a)  Dollars in thousands.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Information Regarding
Senior Securities

	As of December 31,
	2021	2020	2019	2018	2017
TOTAL AMOUNT OUTSTANDING:
Credit Agreement	$84,000,000	$84,000,000	$91,000,000	$91,000,000	$91,000,000
ASSET COVERAGE:
Per $1,000 borrowed under Credit Agreement (1)	$3,722	$3,725	$3,572	$3,285	$3,618
Credit Agreement Asset Coverage (2)	372%	372%	357%	328%	362%

  (1)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility, (per $1,000 of amount borrowed).

  (2)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Cash Flows (Dollars in thousands)

For the Year Ended December 31, 2021
Cash Flows From Operating Activities:
Purchases of portfolio securities	$(159,861)
Sales of portfolio securities	156,679
Interest and dividends received	19,283
Operating expenses paid	(3,503)
Net cash provided by operating activities	$12,598
Cash Flows From Financing Activities:
Common stock dividends	$(14,957)
Net cash used by financing activities	$(14,957)
Net Decrease in Cash	$(2,359)
Cash at Beginning of Period	3,664
Cash at End of Period	$1,305
Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Purchases of portfolio securities	$(159,861)
Sales of portfolio securities	156,679
Net increase in net assets resulting from operations	15,514
Amortization of interest	666
Net realized gain on investments and currencies	(5,746)
Change in net unrealized depreciation on investments and other financial instruments	5,195
Decrease in interest and dividend receivable	188
Decrease in prepaid expenses	1
Decrease in accrued expenses and other payables	(38)
Net cash provided by operating activities	$12,598

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Notes to Financial Statements
December 31, 2021

(1) Significant Accounting and Other Policies

The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services Investment Companies". The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified. See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States for investment companies that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

(a)  Valuation of Investments—Except as otherwise described below, the Fund's investments are valued based on evaluated bid prices provided by an independent pricing service. Independent pricing services provide prices based primarily on quotations from dealers and brokers, market transactions, data accessed from quotations services, offering sheets obtained from dealers and various relationships among similar securities. Investments whose primary market is on an exchange are valued at the last sale price on the day of valuation. Short-term investments with original maturities of 60 days or less are stated at amortized cost, which approximates the fair value of such investments. Following procedures approved by the Board of Directors, investments for which market prices are not yet provided by an independent pricing service (primarily newly issued fixed-income corporate bonds and notes) shall be valued at the most recently quoted bid price provided by a principal market maker for the security. Other investments for which market quotations are not readily available are valued in good faith at fair value using methods approved by the Board of Directors. Fair value measurement is further discussed in section (f) of this footnote.

(b)  Foreign Currency—Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U. S. dollar amounts on the respective dates of such transactions.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2021

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transaction, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(c)  Foreign Currency Forward Exchange Contracts—The Fund may enter into foreign currency forward exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. The Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(d)  Securities Transactions and Net Investment Income—Securities transactions are recorded on trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. Loan fee income is recorded when received. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

(e)  Federal Income Taxes—It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(f)  Fair Value Measurement—The Fund applies ASC 820 "Fair Value Measurements and Disclosures". This standard establishes the definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2021

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund's major asset and liability categories is as follows.

Debt securities (corporate, U.S. Treasury, convertible & bank debt). The fair value of debt securities is provided by independent pricing services using quotations from dealers and brokers, market transactions, data from quotations services, offering sheets and various relationships between securities. While most corporate bonds are categorized in level 2 of the fair value hierarchy, there may be instances where less observable inputs necessitate a level 3 categorization.

Equity securities (preferred and common stock). Equity securities for which the primary market is on an exchange will be valued at the last sale price on the day of valuation and are categorized in level 1 of the fair value hierarchy. Other equity securities traded in inactive markets or valued by independent pricing services using methods similar to debt securities are categorized in level 2. The fair value of equity securities in which observable inputs are unavailable are categorized in level 3.

Short-term investments. Short-term investments are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely the values would be categorized in level 2 of the fair value hierarchy.

Forwards are valued at the unrealized gain or loss on the contract as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Forwards are categorized in level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Investments
Debt Securities*	$—	$297,037	$3,649	$300,686
Preferred Stock
Energy	—	4,038	—	4,038
Finance	—	321	—	321
Healthcare	1,212	—	—	1,212
Manufacturing	1,206	—	—	1,206
Utilities	2,249	559	—	2,808
Total Investments	$4,667	$301,955	$3,649	$310,271
Forward Currency Exchange Contracts	$—	$(19)	$—	$(19)

*  Debt Securities — Type of debt and industries are shown on the Schedule of Investments.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2021

	Fair Value as of 12/31/21	Valuation Techniques	Unobservable Input	Input Values	Impact to Valuation from an increase to input
Rivian Holdings LLC, Senior notes	$3,649,000	Market making broker bid quote	New private placement issuance	Pricing	Increase

The Fund owned one Level 3 securities at December 31, 2021. It is identified on the Schedule of Investments with a footnote (i) and has a value of $3,649,000. The value was determined by the Valuation Committee of the Fund's investment advisor, T. Rowe Price, under procedures approved by the Board of Directors. The techniques used to arrive at this valuation take into account the lack of trading, lack of vendor coverage, liquidity, resale restrictions, company specific or industry events and other market factors. The value is derived by the bid quote supplied by the market making broker.

The following is a reconciliation of Fund investments using Level 3 inputs for the period:

Securities (000's)
Balance, December 31, 2020	$320
Transfers out	(326)
Purchases	3,431
Change in unrealized appreciation	224
Balance, December 31, 2021	$3,649

The change in unrealized appreciation for level 3 securities still held at December 31, 2021, and still classified as level 3 was $218,000.

(2) Tax Matters and Distributions

At December 31, 2021, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $299,491,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $13,262,000. Aggregate gross unrealized loss on securities in which there was an excess of tax cost over value was approximately $2,482,000. Net unrealized gain on investments for tax purposes at December 31, 2021 was approximately $10,780,000.

At December 31, 2021, the Fund had approximate capital loss carryforwards available to offset future capital gains, if any, to the extent provided by regulations:

Carryover Available	Character	Expiration Date
$4,911,000	Short-term	None
17,369,000	Long-term	None
$22,280,000

As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (the "Act"), losses incurred in the 2011 fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before the capital losses incurred prior to the enactment of the Act. At December 31, 2021, the Fund had total non-expiring capital loss carryforwards of $22,280,000.

It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforwards.

The tax character of distributions paid to common shareholders in 2021 and 2020 of approximately $15,834,000 and $15,248,000, respectively, was from ordinary income.

As of December 31, 2021, the components of distributable earnings on a tax basis were approximately:

Unrealized Gain on Investments	$10,780,000
Capital Loss Carryforwards	(22,280,000)
Other Accumulated Losses	—
Undistributed Net Investment Income	215,000
$(11,285,000)

The difference between components of distributable earnings on a tax basis and amounts in accordance with generally accepted accounting principals ("GAAP") are primarily due to market discount and premium

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2021

adjustments, wash sales, and the recognition of unrealized gain on currency forward contracts. GAAP also requires components related to permanent differences of net assets to be classified differently for financial reporting purposes than for tax reporting purposes. These differences have no net effect on the net asset value of the Fund. As of December 31, 2021, there were no financial reporting reclassifications recorded to the net asset accounts.

As of December 31, 2021, the Fund had no post-October losses which are deferred until fiscal year 2022 for tax purposes. The other accumulated losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

The Fund is required to amortize market discounts and premiums for financial reporting purposes. This results in additional interest income in some years and decreased interest income in others for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional or decreased interest income for financial reporting purposes does not result in additional or decreased common stock dividend income.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2018-2020, or expected to be taken in the Fund's 2021 tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(3) Investment Advisory Agreement

T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately $1,097,000 in management fees during the year ended December 31, 2021. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee is calculated based on assets attributable to the Fund's common stock and amounts borrowed under the credit facility. At December 31, 2021, the fee payable to T. Rowe Price was approximately $93,000, as shown on the accompanying statement of assets and liabilities.

(4) Bank Credit Agreement

The Fund has a credit agreement with The Bank of Nova Scotia pursuant to which the Fund may borrow up to an aggregate amount of $100,000,000. On December 31, 2021 the total amount outstanding on the loan was $84,000,000. The term of the facility has been extended to October 2022. Amounts borrowed under the credit facility bear interest at an adjustable rate based on a margin above LIBOR. The rate paid on these borrowings is approximately .95% and will be in effect until January 31, 2022 at which time the rate will be reset. For the year ended December 31, 2021 the weighted average rate on the loan was approximately .97% and the maximum amount borrowed during the period was $84,000,000.

The Fund pays a commitment fee to The Bank of Nova Scotia at a rate of .15% per annum for any unused portion of borrowings not to exceed $100,000,000. For the year ended December 31, 2021 the Fund paid approximately $24,000 for this commitment.

The Fund has granted to The Bank of Nova Scotia a security interest in the investments and other assets of the Fund in accordance with the Credit Agreement.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2021

(5) Purchases and Sales of Securities

Purchases and proceeds of sales or maturities of long-term securities during the year ended December 31, 2021 were approximately:

Cost of purchases	$158,281,000
Proceeds of sales or maturities	$157,553,000

(6) Related Party Transactions

The Fund paid approximately $229,000 during the year ended December 31, 2021 to the president of the Fund for her services as an officer and employee of the Fund.

(7) Derivative Contracts (Currency Amounts in Thousands)

Forward Currency Exchange Contracts—As of December 31, 2021 the Fund had forward currency exchange contracts outstanding as follows:

Counterparty	Settlement Date	Receive (Deliver)		Asset	Liability	Unrealized Appreciation (Depreciation)
Canadian Imperial Bank of Commerce	1/31/22	CAD	(265)	$209	$210	$(1)
UBS	1/31/22	EUR	(249)	283	284	(1)
Bank of America	1/31/22	EUR	(187)	212	213	(1)
Bank of America	1/31/22	EUR	(187)	212	213	(1)
Bank of America	1/31/22	EUR	(208)	235	237	(2)
State Street Bank	1/31/22	GBP	(767)	1,025	1,038	(13)
Net unrealized loss on open forward currency exchange contracts						$(19)

Fair Value of Derivative Instruments—The fair value of derivative instruments as of December 31, 2021 was as follows:

	Asset Derivatives December 31, 2021
	Statement of Assets and Liabilities Location	Fair Value
Forward currency contracts	Unrealized loss on forward currency exchange contracts	$(19)

The effect of derivative instruments that are included on the Statement of Operations for the year ended December 31, 2021 was as follows:

Amount of Realized Gain on Derivatives
Forward currency exchange contracts	$10
Change in Unrealized Depreciation on Derivatives
Forward currency exchange contracts	$67

(8) LIBOR Transition

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2021

believes the adoption of this ASU will not have a material impact on the consolidated financial statements.

(9) Covid-19 Risks

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund's performance, the performance of the securities in which the Fund Invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund's investments is not reasonably estimable at this time.

(10) Subsequent Events

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2021.

The New America High Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The New America High Income Fund, Inc.
Boston, Massachusetts

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The New America High Income Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2021, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund's auditor since 2005.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 21, 2022

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Investment Objective, Strategies and Restrictions

Investment Objective

The investment objective of the Fund is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of "high-yield" fixed-income securities, commonly known as "junk bonds". The Fund's investment objective may not be changed without the affirmative vote of the holders of a majority of the outstanding shares of the Fund's Common Stock, which means the lesser of (a) more than 50% of the Fund's Common Stock or (b) 67% or more of the Fund's Common Stock present at a meeting at which more than 50% of the outstanding shares of such stock are present or represented by proxy.

Investment Strategies

The Fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in a widely diversified portfolio of high yield corporate bonds, as well as income-producing convertible securities and preferred stocks that are rated below investment grade or not rated by any major credit rating agency but deemed to be below investment grade by the Fund's investment adviser, T. Rowe Price Associates, Inc. (the "Adviser"). The Fund uses leverage through borrowing from a credit facility (not to exceed 331/3% of the Fund's total assets) to employ its investment strategies.

If a holding is split rated (i.e., rated investment grade by at least one rating agency and below investment grade by another rating agency), the lower rating will be used for purposes of the Fund's 80% investment policy. High yield bonds are rated below investment grade (BB and lower, or an equivalent rating), and tend to provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

While high yield corporate bonds are typically issued with a fixed interest rate, bank loans have floating interest rates that reset periodically (typically quarterly or monthly). Bank loans represent amounts borrowed by companies or other entities from banks and other lenders. In many cases, the borrowing companies have significantly more debt than equity and the loans have been issued in connection with recapitalizations, acquisitions, leveraged buyouts, or refinancings. The loans held by the Fund may be senior or subordinate obligations of the borrower. The Fund may invest up to 10% of its total assets in bank loans.

The Fund may purchase securities of any maturity and its weighted average maturity will vary with market conditions. In selecting investments, the Fund relies extensively on the Adviser's credit research analysts. The Fund intends to focus primarily on the higher-quality range (BB and B, or an equivalent rating) of the high yield market.

While most assets will typically be invested in U.S. dollar-denominated bonds, the Fund may also invest in bonds of foreign issuers (including securities of issuers in emerging markets). The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities and may invest without limitation in U.S. dollar-denominated bonds of foreign issuers. The Fund may also use forward currency exchange contracts to protect the Fund's non-U.S. dollar-denominated holdings from adverse currency movements by hedging the Fund's foreign currency exposure back to the U.S. dollar.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

The Adviser integrates environmental, social, and governance ("ESG") factors into its investment research process. While ESG matters vary widely, the Adviser generally considers ESG to mean: Environmental or "E" matters, such as climate change, resource depletion, waste, pollution, or deforestation; Social or "S" matters, such as companies' relationships with their employees and suppliers, including labor standards, diversity, and human rights issues; and Governance or "G" matters, such as shareholder rights, bribery and corruption, executive pay, and board composition. The Adviser focus on the ESG factors it considers most likely to have a material impact on the performance of the holdings in the Fund's portfolio.

The Fund may sell holdings for a variety of reasons, including, but not limited to adjusting the portfolio's average maturity, duration, or overall credit quality, shifting assets into and out of higher-yielding instruments, or reducing its exposure to certain instruments.

Notwithstanding any of the foregoing, when market conditions warrant a temporary defensive investment strategy, the Fund may invest without limitation in money market instruments, including rated and unrated commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of banks, repurchase agreements and short-term obligations issued or guaranteed by the United States government or its instrumentalities or agencies. The Fund reserves the right to invest in investment grade securities and securities of comparable quality when the difference in yields between quality classifications is relatively narrow or for temporary defensive purposes.

Other Portfolio Investments and Practices

The Fund and the Adviser reserve the right to engage in certain investment practices described below in order to help achieve the Fund's investment objective.

Leverage. The Fund intends to use leverage through borrowing from a credit facility. The Fund is permitted to engage in other transactions, such as reverse repurchase agreements and issuance of debt securities or preferred securities, which have the effect of leverage, but currently has no intention to do so.

The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities. The Fund also may incur leverage through the use of investment management techniques (e.g., futures contracts and options on futures contracts).

Changes in the value of the Fund's portfolio (including investments bought with amounts borrowed) will be borne entirely by the shareholders. If leverage is used and there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value ("NAV") per share to a greater extent than if the Fund were not leveraged. During periods in which the Fund uses leverage, the fees paid to the Adviser for investment advisory services (which are effectively borne by the Common Stockholders and not holders of the Fund's leverage) will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's managed assets, including the amount obtained from leverage, which may create an incentive to leverage the Fund.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

The 1940 Act generally prohibits the Fund from engaging in most forms of leverage representing indebtedness other than preferred shares, unless immediately after such incurrence, the Fund's total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, "total net assets") is at least 300% of the aggregate senior securities representing indebtedness (i.e., the use of leverage through senior securities representing indebtedness may not exceed 331/3% of the Fund's total net assets (including the proceeds from leverage)). Additionally, under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless at the time of such declaration or purchase, this asset coverage test is satisfied. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default.

The Fund will pay, and Common Stockholders will effectively bear, any costs and expenses related to any borrowings. Such costs and expenses would include the higher investment advisory fee resulting from the use of such leverage.

Capital, if any, raised through leverage will be subject to dividend or interest payments, which may exceed the income and appreciation on the assets purchased. Entering into a borrowing program involves expenses and other costs and may limit the Fund's freedom to pay dividends on common shares or to engage in other activities. Unless the income and appreciation, if any, on assets acquired with leverage proceeds exceed the associated costs of such borrowings (and other Fund expenses), the use of leverage would diminish the investment performance of the Fund's Common Stock compared with what it would have been without leverage.

Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to re-sell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the United States government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The value of underlying securities will be at least equal at all times to the total amount of the resale obligation, including the interest factor. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Securities sold by the Fund under a reverse repurchase agreement must be either segregated pending repurchase or the proceeds must be segregated on the Fund's books and records pending repurchase.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

When-Issued and Delayed Delivery Securities. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis (i.e., delivery and payment can take place beyond the customary settlement date for transactions of securities of that nature). The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its NAV. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's custodian bank will maintain liquid assets from its portfolio, marked to market daily and having value equal to or greater than such commitments. On the delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the portfolio securities and/or from then available cash flow.

Permitted Investments in Direct Placement Securities. The Fund is permitted by its investment objective and policies to invest in direct placement securities, which are treated as restricted securities.

Notes, Loan Participations, and Assignments. The Fund may make investments in a company through the purchase or execution of a privately negotiated note representing the equivalent of a loan. Larger loans to corporations or governments, including governments of less developed countries, may be shared or syndicated among several lenders, usually banks. The Fund could participate in such syndicates or could buy part of a loan, becoming a direct lender. These loans may often be obligations of companies or governments in financial distress or in default.

Interest Rate Transactions. The Fund may enter into interest rate transactions, such as swaps, caps, collars and floors for the purpose or with the effect of hedging its portfolio and/or its payment obligations with respect to senior securities.

Options. The Fund may write (sell) call options which are traded on national securities exchanges with respect to securities in its portfolio. The Fund may only write "covered" call options, that is, options on securities it holds in its portfolio or has an immediate right to acquire through conversion or exchange of securities held in its portfolio. The Fund reserves the right to write call options on its portfolio securities in an attempt to realize a greater current return than would be realized on the securities alone. The Fund may also write call options as a partial hedge against a possible market decline. The Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option.

Futures Contracts and Related Options. The Adviser does not currently intend that the Fund will invest in futures contracts or related options with respect to the portfolio. However, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. This technique could be employed if the Adviser anticipates that interest rates may rise, in which event the Fund could sell a futures contract to protect against the potential decline in the value of its portfolio securities. Conversely, if declining interest rates were anticipated, the Fund could purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

In the event the Fund determines to invest in futures contracts and options thereon, it will not purchase or sell such instruments if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts would exceed 5% of the value of the Fund's total assets. There is no overall limitation on the percentage of the Fund's portfolio securities which may be subject to a hedge position. The Fund also intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (the "CFTC") under which the Fund will be exempted from registration as a commodity pool operator. Subject to the approval of the Board of Directors, the Fund would have the right to write options on futures contracts for income purposes without CFTC registration. The extent to which the Fund may enter into transactions involving futures contracts also may be limited by the requirements of the Code for qualification as a regulated investment company.

Securities Loans. The Fund reserves the right to make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. As a matter of policy securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on the securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

Investment Restrictions

The following investment restrictions are fundamental policies of the Fund, and may not be amended without the affirmative vote of the holders of a majority of the outstanding shares of the Fund's Common Stock, which means the lesser of (a) more than 50% of the Fund's Common Stock or (b) 67% or more of the Fund's Common Stock present at a meeting at which more than 50% of the outstanding shares of such stock are present or represented by proxy. Under these restrictions, the Fund may not:

1.  Borrow money (through reverse repurchase agreements or otherwise) or issue senior securities, except as permitted by Section 18 of the 1940 Act.

2.  Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings permitted by restriction 1 above. Collateral arrangements with respect to margins for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction.

3.  Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make margin payments in connection with transactions in futures contracts and options.

4.  Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which,

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without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short.

5.  Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, the Fund may be deemed to be an underwriter under the federal securities laws.

6.  Purchase or sell real estate (including real estate mortgage loans), although the Fund may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate and securities representing interests in real estate.

7.  Purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts and related options.

8.  Make loans, except by purchase of debt obligations in which the Fund may invest consistently with its investment policies, by entering into repurchase agreements with respect to not more than 25% of the value of its total assets, or through the lending of its portfolio securities with respect to not more than one-third of the value of its total assets.

9.  Acquire more than 10% of the voting securities of any issuer.

10.  Invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the United States government or its agencies or instrumentalities.

11.  Buy or sell oil, gas or other mineral leases, rights or royalty contracts, although the Fund may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts.

12.  Make investments for the purpose of exercising control or management over the issuer of any security.

Principal Risks

High Yield Bond Investing Risk. High yield bond investing (which is sometimes referred to as "junk investing") subjects the Fund to heightened credit risk. Issuers of high yield bonds and loans are not as strong financially as those with higher credit ratings, so the issuers and lenders are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. As a result, below investment grade investments carry greater risks of default and erratic price swings due to real or perceived changes in the credit quality of the issuer or lender.

Because the credit quality of the issuer is lower, such investments are more sensitive to developments affecting the issuer's or lender's underlying fundamentals, such as changes in financial condition or a particular country's general economy. In addition, the entire below investment-grade bond and loan markets can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by institutional investors, a high-profile default, or a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but investors in lower-quality bonds and loans should

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also anticipate it. Since pooled investment vehicles, like registered investment companies, can be a major source of demand in certain high yield bond and loan markets, substantial cash flows into and out of these funds can affect prices. If, for example, a significant number of funds were to sell bonds or loans to meet shareholder redemptions, bond and loan prices could fall more than underlying fundamentals might justify.

Any investments in distressed or defaulted instruments subject the Fund to even greater credit risk than investments in other below investment-grade investments. Investments in obligations of restructured, distressed, and bankrupt issuers, including debt obligations that are already in default, generally trade significantly below par and may lack liquidity. Defaulted securities might be repaid only after lengthy bankruptcy proceedings, during which the issuer might not make any interest or other payments, and such proceedings may result in only partial recovery of principal or no recovery at all. Recovery could involve an exchange of the defaulted obligation for other debt instruments or equity securities of the issuer or its affiliates, each of which may in turn lack liquidity or be speculative and be valued by the Fund at significantly less than its original purchase price. In addition, investments in distressed issuers may subject the Fund to liability as a lender.

Fixed Income Markets Risk. The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. The Fund's investments may decline in value due to factors affecting the overall fixed income markets, or particular industries or sectors. The value of a holding may decline due to developments related to a particular issuer, but also due to general fixed income market conditions, including real or perceived adverse economic developments such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry, such as labor shortages, increased production costs, or competitive conditions.

Interest Rate Risk. The prices of bonds and other fixed income securities typically increase as interest rates fall and prices typically decrease as interest rates rise (bond prices and interest rates usually move in opposite directions). Prices fall because the bonds and notes in the Fund's portfolio become less attractive to other investors when securities with higher yields become available. Generally, securities with longer maturities or durations and funds with longer weighted average maturities or durations have greater interest rate risk. As a result, in a rising interest rate environment, the NAV of a fund with a longer weighted average maturity or duration typically decreases at a faster rate than the NAV of a fund with a shorter weighted average maturity or duration. Interest rates have recently been near historically low levels. Extremely low or negative interest rates may increase the Fund's susceptibility to interest rate risk and reduce the Fund's yield. In addition, recent and potential future changes in monetary policy made by central banks and/or governments are likely to affect the level of interest rates. The discontinuation and replacement of a benchmark rate such as LIBOR (an indicative measure of the average interest rate at which major global banks could borrow from one another) may have a significant impact on the financial markets and may adversely impact the Fund's performance. As a result, rapid changes in interest rates may increase the Fund's overall exposure to interest rate risk.

Credit Quality Risk. An issuer of a debt instrument held by the Fund could default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income, NAV and share price. Credit risk is increased when portfolio holdings are downgraded or the perceived financial condition of an issuer deteriorates. Holdings with an

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investment-grade rating (AAA through BBB, or an equivalent rating) should have a relatively low risk of encountering financial problems and a relatively high probability of future payments. However, holdings rated BBB (or an equivalent rating) or below are more susceptible to adverse economic conditions than other investment-grade holdings and may have speculative characteristics. Holdings rated below investment grade should be regarded as speculative because their issuers may be more susceptible to financial setbacks and recession than more creditworthy issuers (commonly referred to as "junk").

Callable Bonds Risk. During periods of falling interest rates, issuers of callable bonds may redeem securities with higher interest rates before their maturity. The Fund would then lose any price appreciation above the bond's call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

Foreign Investing Risk. The Fund's investments outside the U.S. are subject to special risks, whether the securities (including depositary receipts and other instruments that represent interests in a non-U.S. issuer) are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse local, political, social, and economic conditions overseas, greater volatility, lower liquidity, and the possibility that settlement practices and regulatory and accounting standards will differ from those of U.S. issuers. Foreign currencies could decline against the U.S. dollar, lowering the value of securities denominated in those currencies and possibly the Fund's share price. These risks are heightened for any investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors.

Emerging Market Securities Risk. The Fund may invest in securities of issuers located in "emerging markets." Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; lack of liquidity and greater price volatility due to the smaller size of the market for such securities and lower trading volume; political and social uncertainties; national policies that may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; greater risks of expropriation, confiscatory taxation and nationalization; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodities prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices. Dividends paid by issuers in emerging market countries will generally not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Internal Revenue Code of 1986, as amended.

Foreign Currency Risk. Although the Fund will report its NAV and pay expenses and distributions in U.S. dollars, the Fund intends to invest in foreign securities denominated or quoted in currencies other than the U.S. dollar. Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Fund's investment securities and the NAV of its shares. The currencies of certain countries in which the Fund invests are more volatile than

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those of other countries and, therefore, the Fund's investments related to those countries may be more adversely impacted by currency rate fluctuations. Generally, if a foreign currency depreciates against the U.S. dollar (i.e., if the U.S. dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline. When a given currency appreciates against the U.S. dollar (i.e., if the U.S. dollar weakens), the value of the existing investment in the securities denominated in that currency will rise. Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.

Bank Loan Risk. Investments in bank loans expose the Fund to additional risks beyond those normally associated with more traditional debt instruments. The Fund's ability to receive payments in connection with a loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. Bank loans often have contractual restrictions on resale. These restrictions can delay or impede the Fund's ability to sell loans and may adversely affect the price that can be obtained. Loans and unlisted securities are typically less liquid than securities traded on national exchanges. The secondary market for loans may be subject to irregular trading activity and extended settlement periods, and the liquidity of bank loans can vary significantly over time. For example, if the credit quality of a bank loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. During periods of infrequent trading, valuing a bank loan can be more difficult and buying or selling a loan at an acceptable price may not be possible or may be delayed. In addition, bank loans may not be securities and therefore may not have the protections afforded by the federal securities laws, so investors in loans may have less protection against improper practices than investors in registered securities.

The terms of the bank loans held by the Fund may require that the borrowing company maintain collateral to support payment of its obligations. However, the value of the collateral securing a bank loan can decline or be insufficient to meet the obligations of the company. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower, or may be difficult to liquidate. The Fund's access to the collateral may be limited by bankruptcy, other insolvency laws, or by the type of loan the Fund has purchased. For example, if the Fund purchases a participation interest instead of an assignment, it would not have direct access to collateral of the borrower. As a result, a bank loan may not be fully collateralized and can decline significantly in value.

Leverage Risk. Leverage, to the extent it is used, creates three major types of risks for stockholders:

• the likelihood of greater volatility of NAV and market price of common stock;

• the possibility either that common stock income will fall if the interest rate on any borrowings rises, or that common stock income and distributions will fluctuate because the interest rate on any borrowings varies; and

• if the Fund leverages through borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to its common shares, unless at the time thereof the Fund meets certain asset coverage requirements.

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Leverage involves certain additional risks, including the risk that the cost of leverage may exceed the return earned by the Fund on the proceeds of such leverage. The use of leverage will increase the volatility of changes in the Fund's NAV, market price and distributions. In the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

In addition, funds borrowed pursuant a credit facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. In the event of an event of default under a loan facility, lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A leverage facility agreement may include covenants that impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments or derivatives, which are more stringent than those imposed on the Fund by the 1940 Act.

Liquidity Risk. The Fund may not be able to sell a holding in a timely manner at a desired price. Sectors of the bond market can experience sudden downturns in trading activity. During periods of reduced market liquidity, the spread between the price at which a security can be bought and the price at which it can be sold can widen, and the Fund may not be able to sell a holding readily at a price that reflects what the Adviser believes it should be worth. Securities with lower overall liquidity can also become more difficult to value. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional broker-dealers to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where selling activity from fixed income investors may be higher than normal, potentially causing increased supply in the market.

Derivatives Risk. The use of forward currency exchange contracts exposes the Fund to additional volatility in comparison to investing directly in bonds and other debt instruments. These instruments can experience reduced liquidity and become difficult to value, and any of these instruments not traded on an exchange are subject to the risk that a counterparty to the transaction will fail to meet its obligations under the derivatives contract. The use of these instruments involves the risks that anticipated changes in currency movements or the creditworthiness of an issuer will not be accurately predicted. The values of the Fund's positions in options will fluctuate in response to changes in the value of the underlying reference asset, and the Fund is exposed to the risk that the underlying reference asset will not move in a direction that is favorable to the Fund. Selling options could limit the Fund's opportunity to profit from a greater increase in the market value of the reference asset or specific holdings within an underlying index. As a result, selling options could diminish the Fund's returns during periods of strong equity market performance. Unusual market conditions or the lack of a liquid market for particular options may reduce the Fund's returns. Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. It is expected that additional changes to the regulatory framework will occur, but the extent and impact of additional new regulations are not certain at this time. Changes in regulations could significantly impact the Fund's ability to invest in specific types of derivatives, which could limit the Fund's ability to employ certain strategies that use derivatives.

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Convertible Security and Preferred Stock Risk. Investments in convertible securities and preferred stocks subject the Fund to risks associated with both equity and fixed income securities, depending on the price of the underlying security and the conversion price. A convertible security may be called back by the issuer prior to maturity at a price that is disadvantageous to the Fund. In addition, convertible securities are typically issued by smaller-capitalized companies whose stock prices are more volatile than companies that have access to more conventional means of raising capital. Preferred stockholders would be paid after corporate bondholders, but before common stockholders, in the event a company fails.

Active Management Risk. The Adviser's judgments about the attractiveness, value, or potential appreciation of the Fund's investments may prove to be incorrect. The Fund could underperform other funds with a similar benchmark or similar investment program if the Fund's investment selections or overall strategies fail to produce the intended results. Regulatory, tax, or other developments may affect the investment strategies available to the Adviser, which could adversely affect the ability to implement the Fund's overall investment program and achieve the Fund's investment objective.

Market Conditions Risk. The value of investments held by the Fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the Fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer but also due to general market conditions, including real or perceived economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. In addition, local, regional, or global events such as war, acts of terrorism, political and social unrest, regulatory changes, recessions, shifts in monetary or trade policies, natural or environmental disasters, and the spread of infectious diseases or other public health issues could have a significant negative impact on securities markets and the Fund's investments. Unpredictable events such as natural disasters, pandemics, and widespread health crises, including the coronavirus pandemic and related governmental and public responses, may lead to unexpected suspensions or closures of securities exchanges; travel restrictions or quarantines; business disruptions and closures; inability to obtain raw materials, supplies and component parts; reduced or disrupted operations for the Fund's service providers or issuers in which the Fund invests; and an extended adverse impact on global market conditions. Government intervention in markets may impact interest rates, market volatility, and security pricing. The occurrence, reoccurrence, and uncertainty of widespread diseases and health crises could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets of specific countries or worldwide.

Cybersecurity Risk. The Fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve deliberate attacks and unauthorized access to the digital information systems (for example, through "hacking" or malicious software coding) used by the Fund or its third-party service providers but may also result from outside attacks such as denial-of-service attacks, which are efforts to make network services unavailable to intended users. These breaches may, among other things, result in financial losses to the Fund and its shareholders, cause the Fund to lose proprietary information, disrupt business operations,

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or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving the Fund's third-party service providers, financial intermediaries, trading counterparties, or issuers in which the fund invests could subject the Fund to many of the same risks associated with direct breaches.

COVID-19 Risk. The illness COVID-19—caused by a novel coronavirus—has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and as a result may affect adversely the value and liquidity of the Fund's investments. To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks described herein, including:

• significant mark-downs in the fair value of the Fund's investments and decreases in NAV per share;

• the Fund's investments may require a workout, restructuring, recapitalization or reorganizations that involve additional investment from the Fund and/or that result in greater risks and losses to the Fund;

• operational impacts on and availability of key personnel of the Adviser, custodian, and/or any of the Fund's other third-party service providers, vendors and counterparties as they face changed circumstances and/or illness related to the pandemic;

• difficulty in valuing the Fund's assets in light of significant changes in the financial markets, including difficulty in forecasting discount rates and making market comparisons, and circumstances affecting the Adviser and the Fund's service providers' personnel during the pandemic;

• significant changes to the valuations of pending or prospective investments; and

• limitations on the Fund's ability to make distributions or dividends, as applicable, to the Fund's common stockholders.

The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, including the Fund, are not known. As a result, the long-term impact of COVID-19 presents uncertainty and risk with respect to the Fund and the performance of its investments and ability to pay distributions. The full extent of the impact and effects of COVID-19 will depend on future developments.

Risk of Premium/Discount From NAV. The Fund is a closed-end investment company. Closed-end investment companies differ from open-end investment companies (commonly referred to as "mutual funds") in that closed-end investment companies have a fixed capital base, whereas open-end companies issue securities redeemable at NAV at any time at the option of the stockholder and typically engage in a continuous offering of their shares. Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that shares of the Fund will trade at a discount from NAV is a separate risk from the risk that the Fund's NAV will decrease. However, it should be noted that, in some cases, shares of closed-end funds may trade at a premium. The Fund cannot predict whether its Common Stock will trade at a premium or a discount in the future.

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Availability of Portfolio Holdings

The Fund provides a complete schedule of its portfolio holdings quarterly. The lists of holdings as of the end of the second and fourth quarters appear in the Fund's semi-annual and annual reports to shareholders, respectively. The schedules of portfolio holdings as of the end of the first and third quarters are filed with the Securities and Exchange Commission (the "SEC") on Form NPORT-P (the "Forms") within 60 days of the end of the first and third quarters. Shareholders can look up the Forms on the SEC's web site at www.sec.gov. The Forms may also be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's web site and their public reference room.

Compliance with CFTC Regulation of Transactions in Commodity Interests

The Fund does not currently intend to engage in transactions in commodity interests such as futures contracts, options on futures contracts, and swaps. However, the Fund may in the future enter into interest rate transactions, such as swaps, caps, collars and floors for the purpose or with the effect of hedging its portfolio and/or its payment obligations with respect to senior securities. In addition, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. To the extent it engages in transactions in commodity interests, the Fund expects their use to be limited such that the Fund may claim the exclusion from the definition of the term "commodity pool operator" available under Regulation 4.5 of the Commodity Futures Trading Commission under the Commodity Exchange Act, and will not therefor be subject to regulation as a pool operator under the Commodity Exchange Act.

Common Stock Transactions

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

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Information About the Review and Approval of the Fund's Investment Advisory Agreement

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory or sub-advisory agreement between a registered fund and its investment adviser or sub-adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund's board of directors, including a majority of the directors who are not "interested persons" of the fund within the meaning of the 1940 Act, voting in person at a meeting called for the purpose of considering such approval.

On October 28, 2021, the Board of Directors (the "Board") of The New America High Income Fund, Inc. (the "Fund"), including all of the Directors who are not "interested persons" of the Fund (the "Independent Directors"), approved the continuation of the investment advisory agreement dated December 2, 2002, between T. Rowe Price Associates, Inc. ("T. Rowe Price") and the Fund (the "Advisory Agreement") for an additional one-year period. Prior to taking this action, the Directors reviewed information relating to the Fund and T. Rowe Price that was prepared in response to specific inquiries made on behalf of the Board to assist it with its consideration of the Advisory Agreement. This information included, among other things: information about T. Rowe Price's organization, operations, personnel and regulatory and compliance efforts; the services T. Rowe Price provides to the Fund; T. Rowe Price's portfolio management practices; and the performance, fees and expenses of the Fund relative to other comparable high yield (leveraged) closed-end funds and high yield debt indices, as detailed in a comparative analysis prepared by an independent data provider. The Directors also took into account information and presentations regarding the Fund and T. Rowe Price provided to the Board and its committees throughout the year.

Based on an evaluation all of the above-mentioned information, and such other factors and conclusions as the Directors deemed relevant, including those described below (but with no single factor or conclusion being dispositive, and with each Director potentially giving different weight to different factors), the Board concluded that the continuation of the Advisory Agreement is in the interests of the Fund and its shareholders.

Nature, Extent, and Quality of Services. In considering the nature, extent, and quality of the services provided by T. Rowe Price, the Board reviewed information relating to various aspects of T. Rowe Price's operations and personnel, including: its organizational and management structure; the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund; and the portfolio management and trading practices employed in managing the Fund. In particular, the Board considered that Rodney M. Rayburn served as the sole portfolio manager for the Fund, and considered the Fund's performance during tenure as the Fund's sole portfolio manager relative to the Fund's performance over longer time periods.

In the course of their deliberations, the Board also evaluated, among other things: (a) the nature, extent, and quality of services rendered by T. Rowe Price in prior years; (b) T. Rowe Price's financial condition and its ability to devote the resources necessary to provide the services required under the Advisory Agreement; and (c) T. Rowe Price's dedication to maintaining appropriate compliance programs with respect to the Fund. In evaluating the nature, extent, and quality of services rendered by T. Rowe Price, the Board also took into account information concerning the Fund's closed-end structure, as well as the Fund's market prices, net asset values, trading volume data, distribution rates, and other matters relevant to Fund shareholders.

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After consideration of the foregoing, the Board concluded that: (1) T. Rowe Price is a large, well-capitalized organization with substantial resources and personnel; (2) T. Rowe Price possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (3) T. Rowe Price's personnel are qualified to manage the Fund's assets in accordance with its investment objectives, strategies, and policies; (4) T. Rowe Price's disciplined, but flexible, investment approach in managing high yield investments is appropriate for the Fund; (5) T. Rowe Price has demonstrated an appropriate awareness of the special requirements associated with the Fund's closed-end, leveraged structure; and (6) T. Rowe Price has demonstrated its commitment to the maintenance of appropriate compliance policies and practices.

Fund Performance. The Board evaluated the Fund's performance relative to the performance of: (a) a peer group of other comparable high yield (leveraged) closed-end funds ("performance universe"); (b) a composite designed to present the aggregate investment results for the other high yield debt account mandates managed by T. Rowe Price; and (c) various third-party indices tracking the high yield debt market. The Board considered that the Fund's annualized performance relative to its performance universe for periods ended August 31, 2021 was: (i) in the second quintile of its performance universe for the ten-year period; (ii) in the third quintile of its performance universe for the five- and three-year periods; and (iii) in the fourth quintile of its performance universe for the one-year and year-to-date periods.

In considering the Fund's short- and long-term performance, the Board noted the relative market conditions during certain of the relevant performance periods. The Board also took note of the Fund's security selection within the high yield debt and bank loan markets, including among different credit qualities, T. Rowe Price's responsiveness to the Board's emphasis on maintaining dividend stability, and the limitations imposed on portfolio management by the asset coverage requirements imposed by the Fund's credit facility.

On the basis of this evaluation, among other considerations associated with the Fund's performance, and the Board's ongoing review of investment results, the Board concluded that the Fund's performance has been adequate, given the investment/risk profile the Fund has sought to maintain and conditions in the high yield debt and bank loan markets.

Advisory Fee. In considering the fee payable to T. Rowe Price under the Advisory Agreement, the Board reviewed comparative information presented in the report of an independent data provider relating to the fees paid by a peer group of other comparable high yield (leveraged) closed-end funds. The Board considered, based on this data, that the Fund has the lowest contractual and effective advisory fee rates among its peers. The Board also considered the fees paid by the Fund for non-advisory services, as well as the Fund's total expense ratio relative to comparable funds. In addition, the Board reviewed the fees charged by T. Rowe Price to other registered funds and institutional separate accounts with a high yield debt mandate comparable to the Fund's. The Board concluded that, after considering the foregoing information and in light of the nature, extent, and quality of the services provided by T. Rowe Price, the Fund's advisory fee is reasonable.

Profitability. In considering the continuation of the Advisory Agreement, the Board considered information provided by T. Rowe Price with respect to the profitability of its investment advisory business, while acknowledging T. Rowe Price's representations as to the difficulty of measuring the specific profitability to T. Rowe Price of its relationship with the Fund. The Board took into account that T. Rowe Price's initial selection by the Fund's Board was the

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

result of an arm's-length negotiation through a competitive process that included other investment management firms, and that each annual continuation of the Advisory Agreement was likewise the result of an arm's-length negotiation with data from an independent data provider regarding fee rates charged to comparable funds. In this regard, it was noted that none of the Directors, officers or other Fund personnel serves as a director, officer, or employee of T. Rowe Price or any of its affiliates. On the basis of the foregoing, and taking into account the nature, extent, and quality of the services rendered to the Fund by T. Rowe Price, the Board concluded that the profits realized by T. Rowe Price are not unreasonable.

Fallout Benefits. On the basis of information provided by T. Rowe Price and the other factors noted above, the Board concluded that T. Rowe Price did not appear to receive a material benefit from the Fund other than its receipt of the advisory fee pursuant to the Advisory Agreement. Accordingly, the Board determined that any fallout or ancillary benefits were not a material factor for consideration in connection with the continuation of the Advisory Agreement.

Economies of Scale. In reviewing the Fund's advisory fee, the Board considered the extent to which T. Rowe Price, on the one hand, and the Fund, on the other hand, could expect to realize benefits from economies of scale in the event the assets of the Fund increase. Taking into account the Fund's closed-end structure and its current and expected asset levels, the Board concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, would allow the Fund to continue to benefit from economies of scale in the future.

The New America High Income Fund, Inc.

Directors

Joseph L. Bower
Stuart A. McFarland
Marguerite A. Piret
Oleg M. Pohotsky
Ellen E. Terry

Officer

Ellen E. Terry – President, Treasurer, Secretary

Investment Advisor

T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

Administrator

The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

Custodian

State Street Corporation
One Lincoln Street
Boston, MA 02111

Independent Registered Public Accountants

Tait Weller & Baker LLP
Two Liberty Place
Philadelphia, PA 19102

Transfer Agent

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
(800) 937-5449
Web site: www.astfinancial.com

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — February 10, 2022

Independent Directors

Name, Address[1], and Date of Birth	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)[3]	Other Directorships Held by Director
Joseph L. Bower Date of Birth: 9/21/38	Director since 1988

Harvard Business School Professor from 1963-2014 (Donald K. David Professor Emeritus since July 2014 Donald K. David Professor of Business Administration from 1986-2007; Baker Foundation Professor from 2007-2014); Senior Associate Dean, Chair of the Doctoral Programs, Chair of the General Management Area, Chair of the General Manager and Corporate Leader Programs; Consultant on leadership, strategy, and organizational development.

Director of Anika Therapeutics Inc. 1992-June 2021; Brown Shoe 1982-2012; and Loews Corporation (a conglomerate) since 2002. Life Trustee of New England Conservatory of Music.
Stuart A. McFarland Date of Birth: 4/05/47	Director since 2013 and Lead Director since December 1, 2017;

Managing Partner, Federal City Capital Advisors, LLC since 1997; Chairman, Federal City Bancorp from 2004-2007; Director, Brandywine Funds from 2001-2013; President and CEO, Pedestal Inc. (internet enabled mortgage securities exchange) from 1999-2003; EVP and General Manager, GE Capital Mortgage Services from 1990-1996; President and CEO, GE Capital Asset Management Corporation from 1990-1996; President and CEO, Skyline Financial Services Corp. from 1988-1990 President and CEO, National Permanent Federal Savings Bank from 1986-1988. Executive Vice President – Operations and Chief Financial Officer with Federal National Mortgage Association (Fannie Mae) from 1980-1985; and President and Director, Ticor Mortgage Insurance Company from 1972-1980.

Director, New Senior Investment Group (real estate investment trust) 2014-June 2021; Director, Brookfield Funds (9 funds) since 2008; Director, Drive Shack (golf course management and entertainment company) since 2002 (operated as Newcastle Investment Corp., a real estate investment trust, prior to 2017)

Marguerite A. Piret Date of Birth: 5/10/48	Director since 2004

Chief Operating Officer, North Country Growers, LLC (controlled environment agriculture) since 2018; Chief Financial Officer, American Ag Energy, Inc. (controlled environment agriculture) since 2016. President and Chief Executive Officer of Newbury Piret Company (an investment bank) from 1981-2019; Member, Board of Governors, Investment Company Institute from 1996-2004.

Trustee of Pioneer Funds Complex since 1980 (42 funds).

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — February 10, 2022 — Continued

Name, Address[1], and Date of Birth	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)[3]	Other Directorships Held by Director
Oleg M. Pohotsky Date of Birth: 3/28/47	Director since 2013

Consultant and Managing Partner, Right Bank Partners (corporate governance and strategy consultancy) since 2002; SVP and Director of Mergers and Acquisitions, First Albany Corp. from 1991-2002; General Partner, Strategic Capital Associates from 1989-1991.

Director, Avangardco Investments Public Limited (agricultural production) since 2011; Advisor, Board of Advisors, Kaufman & Co. LLC (investment banking) since 2007; Trustee since 2000 and Chairman since 2012 of Tekla Healthcare Investors, Tekla Life Sciences Investors, Tekla Healthcare Opportunities Fund (since 2014) and Tekla World Healthcare Fund (since 2015).

Interested Directors and Officers

Name, Address[1], and Date of Birth	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)[3]	Other Directorships Held by Director
Ellen E. Terry[4] Date of Birth: 4/9/59	Director Since 2014

President of the New America High Income Fund, Inc. since April 2013; Treasurer of the Fund since 1991; and Chief Compliance Officer of the Fund since 2004. She served as Vice President of the Fund from 1992 to April 2013.

  1  The address for each Director is c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, MA 02109.

  2  Each Director serves as such until the next annual meeting of the Fund's stockholders and until the Director's successor shall have been duly elected and qualified.

  3  The information reported includes the principal occupation during the last five years for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director's qualifications to serve as a Director.

  4  Ms. Terry is an interested person of the Fund on the basis of her positions with the Fund.

The New America High Income Fund, Inc.

PRIVACY POLICY

The New America High Income Fund Inc., (the "Fund") receives nonpublic personal information about individuals from the following sources:

• Information the Fund receives from an individual who chooses to register Fund shares in the individual's own name (a "registered holder") as provided on applications, forms, and otherwise;

• Information generated by a registered holder's Fund transaction and other account activity; and

• Information provided by individuals who make inquiries to the Fund via letter, E-mail or phone call ("correspondents")

The Fund does not disclose any nonpublic personal information about registered holders, former registered holders or correspondents to anyone, except as required by law or allowed under certain limited federal privacy law exceptions that relate, for example, to the maintenance and servicing of the Fund relationship. The Fund limits access to nonpublic personal information about these individuals to those Fund employees and third-party service providers who need the information in connection with Fund-related activities the Fund has asked them to perform. The Fund also maintains physical, electronic, and procedural safeguards that comply with federal standards to protect the security of registered holders' and correspondents' nonpublic personal information.

American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

The New
America
High Income
Fund, Inc.

Annual

Report

December 31, 2021

ITEM 2. CODE OF ETHICS.

As of December 31, 2003, the Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer, Principal Financial Officer/Chief Financial Officer, Principal Accounting Officer, Vice President, Treasurer and Manager of Accounting and Compliance. During the period covered by this report, there were no amendments to or waivers granted under the Code of Ethics. The code of ethics is attached as an exhibit to this report and posted on the Fund’s web site at www.newamerica-hyb.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Audit Committee is comprised solely of Directors who are “independent” as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act. The Board of Directors (a) has determined that each member of the Audit Committee is “financially literate” and has “accounting or related financial management experience” as these terms are used in the corporate governance standards of the New York Stock Exchange and (b) believes that each has substantial experience relating to the review of financial statements and the operations of audit committees. In addition, the Board of Directors has determined that based upon their review of her experience and education, Ms. Piret qualifies as an “audit committee financial expert”, as that term has been defined by the instructions to this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Tait, Weller & Baker LLP (“Tait, Weller”) served as independent public accountants for the Fund for the years ended December 31, 2021 and December 31, 2020. The services provided by Tait, Weller consisted of the examination of the Fund’s annual financial statements, assistance and consultation in connection with SEC filings, and review of tax and certain compliance matters on behalf of the Fund.

Audit Fees. For fiscal 2021, the aggregate fees billed by Tait, Weller in connection with the audit of the Fund’s 2021 financial statements and review of the 2021 semi-annual financial statements totaled $52,550. Those fees for fiscal 2020 were $52,200.

Audit-Related Fees. In fiscal 2021 and fiscal 2020, Tait, Weller did not bill the Fund for any assurance and related services that are reasonably related to the performance of the audit and review of the Fund’s financial statements.

Tax Fees. For fiscal 2021, the aggregate fees billed by Tait, Weller for its professional services related to preparation of the Fund’s federal and state tax returns, review of excise distributions, and testing of quarterly asset diversification totaled $8,450. For fiscal 2020 those fees were $8,300.

All Other Fees. Tait Weller did not bill for any products or services except as noted above, in fiscal 2021 or 2020.

Tait, Weller did not provide any audit or non-audit services to T. Rowe Price Group, Inc. (“Price Group”), the parent company of the Fund’s investment adviser, or any of Price Group’s subsidiaries in 2021 or 2020.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Board of Directors has an Audit Committee, which consists of all the independent Directors. The Audit Committee is presently comprised of Mr. Stuart Mc Farland, Ms. Marguerite Piret, Mr. Oleg Pohotsky and Professor Joseph L. Bower.

ITEM 6.

This schedule is included as part of the Report to Shareholders filed under Item 1 of this Form.

ITEM. 7

T. ROWE PRICE ASSOCIATES, INC. AND CERTAIN OF ITS INVESTMENT ADVISER AFFILIATES

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc. and certain of its investment adviser affiliates1 (collectively, “T. Rowe Price”) have adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting their fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.

T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.

One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions. T. Rowe Price investment personnel do not coordinate with investment personnel of its affiliated investment adviser, TRPIM, with respect to proxy voting decisions.

1 This document is not applicable to T. Rowe Price Investment Management, Inc. (“TRPIM”). TRPIM votes proxies independently from the other T. Rowe Price-related investment advisers and has adopted its own proxy voting policy.

T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

ADMINISTRATION OF POLICIES AND PROCEDURES

Environmental, Social and Governance Committee. T. Rowe Price’s Environmental, Social and Governance Committee (“TRPA ESG Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the TRPA ESG Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the TRPA ESG Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The TRPA ESG Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.

Proxy Voting Team. The Proxy Voting team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Governance Team. Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

Responsible Investment Team. Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team frequently consults with the appropriate sector analyst from the Responsible Investment team.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the TRPA ESG Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the TRPA ESG Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Voting team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the TRPA ESG Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esgpolicy.

Global Portfolio Companies

The TRPA ESG Committee has developed custom international proxy voting guidelines based on ISS’ general global policies, regional codes of corporate governance, and our own views as investors in these markets. ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.

Fixed Income and Passively Managed Strategies

Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Voting team using T. Rowe Price’s guidelines as set by the TRPA ESG Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.

Shareblocking

Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan

The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.

Monitoring and Resolving Conflicts of Interest

The TRPA ESG Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the TRPA ESG Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the TRPA ESG Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the TRPA ESG Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The TRPA ESG Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the TRPA ESG Committee for immediate resolution prior to the time T. Rowe Price casts its vote.

With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or TRPA ESG Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.2

2 The FRB Relief and the process for voting of Excess Shares described herein apply to the aggregate beneficial ownership of T. Rowe Price and TRPIM.

REPORTING, RECORD RETENTION AND OVERSIGHT

The TRPA ESG Committee, and certain personnel under the direction of the TRPA ESG Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, TRPA ESG Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Item 8(a)(1)

The New America High Income Fund (the “Fund”) is managed by an Investment Advisory Committee chaired by Rodney Rayburn. Mr. Rayburn has day-to-day responsibility for managing the Fund and works with the Committee in developing and executing the Fund’s investment program.

Rodney Rayburn

Rodney Rayburn is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc., and a portfolio manager in the Fixed Income Division. He is the lead portfolio manager of the Credit Opportunities Fund and is president and chairman of its Investment Advisory Committee. Prior to joining T. Rowe Price in 2014, Rodney spent five years as a managing director at Värde Partners in Minneapolis, where he was actively involved in performing and nonperforming loans, bonds, and reorganized equities across a variety of industries. Prior to that, he was a senior investment analyst at Stark Investments in Milwaukee. Rodney earned a B.S. in economics from the Georgia Institute of Technology and an M.B.A. in finance and economics from the University of Chicago Booth School of Business. He also has earned the Chartered Financial Analyst designation.

Item 8(a)(2)

Other Accounts:

Rodney Rayburn:

	Number of Accounts	TOTAL Assets

● registered investment companies:	5	$11,389 million
● other pooled investment vehicles:	2	$4,748 million
● other accounts:	0	$0

As of 12/31/2021.

None of the accounts listed above have performance-based fees.

Conflicts of Interest

Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts.

The T. Rowe Price Funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price Funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadvisor to two mutual funds offered by Morningstar. T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates. The T. Rowe Price Funds may generally not purchase shares of stock issued by T. Rowe Price Group, Inc. However, a T. Rowe Price Index Fund is permitted to make such purchases to the extent T. Rowe Price Group, Inc. is represented in the benchmark index the fund is designed to track.

Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer that may be in different parts of the issuer’s capital structure. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, for example when an issuer is in a distressed financial condition, involved in a merger or acquisition, or a going-private transaction, among other situations. In these situations, investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an issuer’s capital structure and take appropriate measures to ensure that the interests of all clients are fairly represented.

Item 8(a)(3)

Portfolio Manager Compensation:

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, Price International, and T. Rowe Price Investment Management, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.

This compensation structure is used when evaluating the performance of all portfolios (including the T. Rowe Price Funds) managed by the portfolio manager.

Item 8(a)(4)

Ownership of Securities

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned*

Rodney Rayburn	New America High Income Fund	Over $100,000

* As of 12/31/2021.

Item 8(b) — Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive officer and principal financial officer concluded that the Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year: (1) Gross income from securities lending activities; (2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; (3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and (4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

Instruction to paragraph (a).

If a fee for a service is included in the revenue split, state that the fee is “included in the revenue split.”

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant's most recent fiscal year.

ITEM 13. EXHIBITS.

(a)(1)	The Code of Ethics.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New America High Income Fund, Inc.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President
Date:	March 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President
Date:	March 8, 2022

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	Treasurer
Date:	March 8, 2022